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                                                               Exhibit 99.(h)(3)

                            TRANSFER AGENCY AGREEMENT


                    Made as of the 1st day of September, 2001

                                 by and between

                                   EACH OF THE
                            J.P. MORGAN SERIES TRUST,
        J.P. Morgan Tax Aware Small Company Opportunities Fund - A Shares
        J.P. Morgan Tax Aware Small Company Opportunities Fund - B Shares J.P. Morgan Tax Aware Small Company Opportunities Fund - C Shares
     J.P. Morgan Tax Aware Small Company Opportunities Fund - Select Shares
                 J.P. Morgan Tax Aware US Equity Fund - A Shares
                 J.P. Morgan Tax Aware US Equity Fund - B Shares
                 J.P. Morgan Tax Aware US Equity Fund - C Shares
              J.P. Morgan Tax Aware US Equity Fund - Select Shares
           J.P. Morgan Tax Aware US Equity Fund - Institutional Shares
                  J.P. Morgan Global Healthcare Fund - A Shares
                  J.P. Morgan Global Healthcare Fund - B Shares
                  J.P. Morgan Global Healthcare Fund - C Shares
               J.P. Morgan Global Healthcare Fund - Select Shares
                      J.P. Morgan Global 50 Fund - A Shares
                      J.P. Morgan Global 50 Fund - B Shares
                      J.P. Morgan Global 50 Fund - C Shares
                   J.P. Morgan Global 50 Fund - Select Shares
      J.P. Morgan Tax Aware Disciplined Equity Fund - Institutional Shares
              J.P. Morgan Tax Aware Enhanced Income Fund - A Shares
           J.P. Morgan Tax Aware Enhanced Income Fund - Select Shares
        J.P. Morgan Tax Aware Enhanced Income Fund - Institutional Shares
               J.P. Morgan SmartIndex Fund - Institutional Shares
            J.P. Morgan Large Cap Growth Fund - Institutional Shares
                   J.P. Morgan Market Neutral Fund - A Shares
                   J.P. Morgan Market Neutral Fund - B Shares
             J.P. Morgan Market Neutral Fund - Institutional Shares
                   J.P. Morgan California Bond Fund - A Shares
                J.P. Morgan California Bond Fund - Select Shares
             J.P. Morgan California Bond Fund - Institutional Shares
        J.P. Morgan Disciplined Equity Value Fund - Institutional Shares
                 J.P. Morgan Enhanced Income Fund - Ultra Shares
             J.P. Morgan Enhanced Income Fund - Institutional Shares
                 J.P. Morgan US High Yield Bond Fund - A Shares
                 J.P. Morgan US High Yield Bond Fund - B Shares

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                               J.P. MORGAN FUNDS,
         J.P. Morgan Fleming Emerging Markets Debt Fund - Select Shares J.P. Morgan US Small Company Opportunities Fund - Select Shares

                        J.P. MORGAN INSTITUTIONAL FUNDS,
                        J.P. Morgan Bond Fund - A Shares
                        J.P. Morgan Bond Fund - B Shares
                      J.P. Morgan Bond Fund - Select Shares
                  J.P. Morgan Bond Fund - Institutional Shares
                      J.P. Morgan Bond Fund - Ultra Shares
         J.P. Morgan Fleming International Opportunities Fund - A Shares
         J.P. Morgan Fleming International Opportunities Fund - B Shares
   J.P. Morgan Fleming International Opportunities Fund - Institutional Shares
      J.P. Morgan Fleming International Opportunities Fund - Select Shares
                      J.P. Morgan US Equity Fund - A Shares
                      J.P. Morgan US Equity Fund - B Shares
                      J.P. Morgan US Equity Fund - C Shares
                J.P. Morgan US Equity Fund - Institutional Shares
                   J.P. Morgan US Equity Fund - Select Shares
               J.P. Morgan Global Strategic Income Fund - A Shares
               J.P. Morgan Global Strategic Income Fund - B Shares
         J.P. Morgan Global Strategic Income Fund - Institutional Shares
            J.P. Morgan Global Strategic Income Fund - Select Shares
                   J.P. Morgan Short Term Bond Fund - A Shares
             J.P. Morgan Short Term Bond Fund - Institutional Shares
                J.P. Morgan Short Term Bond Fund - Select Shares
            J.P. Morgan US Small Company Fund - Institutional Shares
                J.P. Morgan US Small Company Fund - Select Shares
             J.P. Morgan Fleming International Value Fund - A Shares
             J.P. Morgan Fleming International Value Fund - B Shares
       J.P. Morgan Fleming International Value Fund - Institutional Shares
          J.P. Morgan Fleming International Value Fund - Select Shares
           J.P. Morgan Fleming Emerging Markets Equity Fund - A Shares
           J.P. Morgan Fleming Emerging Markets Equity Fund - B Shares
     J.P. Morgan Fleming Emerging Markets Equity Fund - Institutional Shares
        J.P. Morgan Fleming Emerging Markets Equity Fund - Select Shares
               J.P. Morgan Diversified Fund - Institutional Shares
                  J.P. Morgan Diversified Fund - Select Shares
                 J.P. Morgan Disciplined Equity Fund - A Shares
                 J.P. Morgan Disciplined Equity Fund - B Shares
           J.P. Morgan Disciplined Equity Fund - Institutional Shares
               J.P. Morgan Disciplined Equity Fund - Select Shares

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                          J.P. MORGAN SERIES TRUST II,
                J.P. Morgan International Opportunities Portfolio
                       J.P. Morgan Small Company Portfolio
                   J.P. Morgan US Disciplined Equity Portfolio
                           J.P. Morgan Bond Portfolio
                       J.P. Morgan Mid Cap Value Portfolio

                         MUTUAL VARIABLE ANNUITY TRUST,
        Vista Capital Advantage Variable Annuity Capital Growth Portfolio
       Vista Capital Advantage Variable Annuity Growth & Income Portfolio
     Vista Capital Advantage Variable Annuity International Equity Portfolio
       Vista Capital Advantage Variable Annuity Asset Allocation Portfolio
         Vista Capital Advantage Variable Annuity Money Market Portfolio Vista Capital Advantage Variable Annuity US Government Income Portfolio

                               MUTUAL FUND TRUST,
                 J.P. Morgan Prime Money Market - Morgan Shares
                    J.P. Morgan Prime Money Market - B Shares
                    J.P. Morgan Prime Money Market - C Shares
                 J.P. Morgan Prime Money Market - Premier Shares
                 J.P. Morgan Prime Money Market - Agency Shares
              J.P. Morgan Prime Money Market - Institutional Shares
                 J.P. Morgan Prime Money Market - Reserve Shares
                J.P. Morgan Prime Money Market - Cash Mgmt Shares
                 J.P. Morgan Prime Money Market - Select Shares
                J.P. Morgan Federal Money Market - Morgan Shares
                J.P. Morgan Federal Money Market - Premier Shares
                J.P. Morgan Federal Money Market - Agency Shares
             J.P. Morgan Federal Money Market - Institutional Shares
             J.P. Morgan Treasury Plus Money Market - Morgan Shares
             J.P. Morgan Treasury Plus Money Market - Premier Shares
             J.P. Morgan Treasury Plus Money Market - Agency Shares
          J.P. Morgan Treasury Plus Money Market - Institutional Shares
             J.P. Morgan Treasury Plus Money Market - Reserve Shares
                J.P. Morgan Tax Free Money Market - Morgan Shares
               J.P. Morgan Tax Free Money Market - Premier Shares
                J.P. Morgan Tax Free Money Market - Agency Shares
            J.P. Morgan Tax Free Money Market - Institutional Shares
             J.P. Morgan US Government Money Market - Morgan Shares
             J.P. Morgan US Government Money Market - Premier Shares
             J.P. Morgan US Government Money Market - Agency Shares
          J.P. Morgan US Government Money Market - Institutional Shares
      J.P. Morgan 100% US Treasury Securities Money Market - Morgan Shares
      J.P. Morgan 100% US Treasury Securities Money Market - Premier Shares J.P. Morgan 100% US Treasury Securities Money Market - Agency Shares
   J.P. Morgan 100% US Treasury Securities Money Market - Institutional Shares

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          J.P. Morgan California Tax Free Money Market - Morgan Shares
           J.P. Morgan New York Tax Free Money Market - Morgan Shares
           J.P. Morgan New York Tax Free Money Market - Reserve Shares
                    J.P. Morgan Liquid Assets - Morgan Shares
                   J.P. Morgan Liquid Assets - Premier Shares
                    J.P. Morgan Liquid Assets - Agency Shares
                J.P. Morgan Liquid Assets - Institutional Shares
                   J.P. Morgan Liquid Assets - Capital Shares

                            MUTUAL FUND SELECT GROUP,
                       J.P. Morgan Bond Fund II - A Shares
                       J.P. Morgan Bond Fund II - B Shares
                    J.P. Morgan Bond Fund II - Select Shares
                  J.P. Morgan Intermediate Bond Fund - A Shares
               J.P. Morgan Intermediate Bond Fund - Select Shares
                    J.P. Morgan Select Large Cap Growth Fund
                     J.P. Morgan Select Mid Cap Equity Fund
                    J.P. Morgan Select Small Cap Equity Fund
                        J.P. Morgan Select Balanced Fund
                      J.P. Morgan Select Equity Income Fund
             J.P. Morgan Select International Equity Fund - A Shares
             J.P. Morgan Select International Equity Fund - B Shares
       J.P. Morgan Select International Equity Fund - Institutional Shares
          J.P. Morgan Select International Equity Fund - Select Shares
                    J.P. Morgan Select Large Cap Equity Fund

                               MUTUAL FUND GROUP,
                  J.P. Morgan Fleming European Fund - A Shares
                  J.P. Morgan Fleming European Fund - B Shares
                  J.P. Morgan Fleming European Fund - C Shares
                J.P. Morgan Fleming European Fund - Select Shares
            J.P. Morgan Fleming European Fund - Institutional Shares
    J.P. Morgan Fleming Tax Aware International Opportunities Fund - A Shares J.P. Morgan Fleming Tax Aware International Opportunities Fund - B Shares J.P. Morgan Fleming Tax Aware International Opportunities Fund - C Shares
         J.P. Morgan Fleming Tax Aware International Opportunities Fund
                             - Institutional Shares
                 J.P. Morgan Short Term Bond Fund II - A Shares
               J.P. Morgan Short Term Bond Fund II - Select Shares
                 J.P. Morgan Short Term Bond Fund II - M Shares
                 J.P. Morgan US Treasury Income Fund - A Shares
                 J.P. Morgan US Treasury Income Fund - B Shares
               J.P. Morgan US Treasury Income Fund - Select Shares
                  J.P. Morgan Strategic Income Fund - A Shares
                  J.P. Morgan Strategic Income Fund - B Shares
                  J.P. Morgan Strategic Income Fund - C Shares
                J.P. Morgan Strategic Income Fund - Select Shares

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                  J.P. Morgan Strategic Income Fund - M Shares
                   J.P. Morgan Capital Growth Fund - A Shares
                   J.P. Morgan Capital Growth Fund - B Shares
                   J.P. Morgan Capital Growth Fund - C Shares
                 J.P. Morgan Capital Growth Fund - Select Shares
                   J.P. Morgan H&Q Technology Fund - A Shares
                   J.P. Morgan H&Q Technology Fund - B Shares
                   J.P. Morgan H&Q Technology Fund - C Shares
                        J.P. Morgan Focus Fund - A Shares
                        J.P. Morgan Focus Fund - B Shares
                        J.P. Morgan Focus Fund - C Shares
                     J.P. Morgan Focus Fund - Select Shares
                   J.P. Morgan Growth & Income Fund - A Shares
                   J.P. Morgan Growth & Income Fund - B Shares
                   J.P. Morgan Growth & Income Fund - C Shares
                J.P. Morgan Growth & Income Fund - Select Shares
                     J.P. Morgan Select Growth & Income Fund
            J.P. Morgan Fleming International Growth Fund - A Shares
            J.P. Morgan Fleming International Growth Fund - B Shares J.P. Morgan Fleming International Growth Fund - C Shares
                    J.P. Morgan Fleming Japan Fund - A Shares
                    J.P. Morgan Fleming Japan Fund - B Shares
                  J.P. Morgan Small Cap Equity Fund - A Shares
                  J.P. Morgan Small Cap Equity Fund - B Shares
                J.P. Morgan Small Cap Equity Fund - Select Shares
                  J.P. Morgan Dynamic Small Cap Fund - A Shares
                  J.P. Morgan Dynamic Small Cap Fund - B Shares
                  J.P. Morgan Dynamic Small Cap Fund - C Shares
               J.P. Morgan Dynamic Small Cap Fund - Select Shares

                            MUTUAL FUND SELECT TRUST,
        J.P. Morgan New York Intermediate Tax Free Income Fund - A Shares
        J.P. Morgan New York Intermediate Tax Free Income Fund - B Shares
     J.P. Morgan New York Intermediate Tax Free Income Fund - Select Shares J.P. Morgan New York Intermediate Tax Free Income Fund - Institutional Shares
          J.P. Morgan Intermediate Tax Free Income Fund - Select Shares
      J.P. Morgan Intermediate Tax Free Income Fund - Institutional Shares
           J.P. Morgan New Jersey Tax Free Income Fund - Select Shares
                   J.P. Morgan Tax Free Income Fund - A Shares
                   J.P. Morgan Tax Free Income Fund - B Shares
                J.P. Morgan Tax Free Income Fund - Select Shares

                          MUTUAL FUND INVESTMENT TRUST,
                      J.P. Morgan Balanced Fund - A Shares
                      J.P. Morgan Balanced Fund - B Shares
                      J.P. Morgan Balanced Fund - C Shares

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                    J.P. Morgan Balanced Fund - Select Shares
                     J.P. Morgan Core Equity Fund - A Shares
                     J.P. Morgan Core Equity Fund - B Shares
                     J.P. Morgan Core Equity Fund - C Shares
                  J.P. Morgan Core Equity Fund - Select Shares
                    J.P. Morgan Equity Growth Fund - A Shares
                    J.P. Morgan Equity Growth Fund - B Shares
                    J.P. Morgan Equity Growth Fund - C Shares
                 J.P. Morgan Equity Growth Fund - Select Shares
                        J.P. Morgan Equity Growth Fund II
                    J.P. Morgan Equity Income Fund - A Shares
                    J.P. Morgan Equity Income Fund - B Shares
                    J.P. Morgan Equity Income Fund - C Shares
                 J.P. Morgan Equity Income Fund - Select Shares
                   J.P. Morgan Mid Cap Growth Fund - A Shares
                   J.P. Morgan Mid Cap Growth Fund - B Shares

                         FLEMING MUTUAL FUND GROUP, AND
                  J.P. Morgan Small Cap Growth Fund - A Shares
                  J.P. Morgan Small Cap Growth Fund - B Shares
                  J.P. Morgan Small Cap Growth Fund - C Shares
            J.P. Morgan Small Cap Growth Fund - Institutional Shares
                J.P. Morgan Small Cap Growth Fund - Select Shares
                    J.P. Morgan Mid Cap Value Fund - A Shares
                    J.P. Morgan Mid Cap Value Fund - B Shares
                    J.P. Morgan Mid Cap Value Fund - C Shares
              J.P. Morgan Mid Cap Value Fund - Institutional Shares
                 J.P. Morgan Mid Cap Value Fund - Select Shares

   EACH ACCOUNT IN THE FOLLOWING AMERCIAN CENTURY FUNDS REGISTERED IN THE NAME
    OF J.P. MORGAN CHASE BANK NA (OR AN AFFILIATE), SPECIAL ACCT. BENEFIT OF
                            CLIENTS ATTN: KEN FAITH:
                           American Century Ultra Fund
                          American Century Select Fund
                   American Century International Growth Fund
                  American Century International Discovery Fund
                           American Century Value Fund
             American Century California Tax Free Money Market Fund
              American Century Florida Municipal Money Market Fund
             American Century California Intermediate Tax Free Fund
                           American Century GNMA Fund
              American Century California High Yield Municipal Fund
            American Century Florida Intermediate Term Municipal Fund
             American Century California Municipal Money Market Fund

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                         American Century Heritage Fund
                       American Century Equity Income Fund
               American Century California Long Term Tax Free Fund
                      American Century High Yield Bond Fund
                        American Century Real Estate Fund
                          American Century Growth Fund
                      American Century Small Cap Value Fund
                  (collectively, the "American Century Funds")


                                       And


                                DST SYSTEMS, INC.

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                                TABLE OF CONTENTS

Documents to be Filed with Appointment                                         2

Certain Representations and Warranties of DST                                  3

Certain Representations and Warranties of the Trust                            3

Scope of Appointment                                                           4

Limit of Authority                                                             7

Compensation and Expenses                                                      8

Operation of DST System                                                       11

Indemnification                                                               13

Certain Covenants of DST and the Trust                                        18

Recapitalization or Readjustment                                              20

Stock Certificates                                                            20

Death, Resignation or Removal of Signing Officer                              20

Future Amendments of Declaration of Trust and Bylaws                          21

Instructions, Opinion of Counsel and Signatures or JPM                        21

Force Majeure and Disaster Recovery Plans                                     21

Certification of Documents                                                    23

Records                                                                       23

Disposition of Books, Records and Canceled Certificates                       23

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
Provisions Relating to DST as Transfer Agent                                  23

Provisions Relating to Dividend Disbursing Agency                             26

Assumption of Duties By the Trust or Agents Designated By the Trust           27

Termination of Agreement                                                      28

Confidentiality                                                               30

Changes and Modifications                                                     31

Assignment and Subcontractors                                                 32

Limitations on Liability                                                      33

Miscellaneous                                                                 33

Exhibit A - Fee Schedule                                                      43

Exhibit B - Authorized Personnel                                              50

Exhibit C - Transfer Agency Services and Systems Features                     57

Exhibit D - Confidentiality Agreement for Auditors                            59

Appendix I                                                                    63

                            TRANSFER AGENCY AGREEMENT

     THIS AGREEMENT made as of the 1st day of September, 2001, by and between each of the J.P. MORGAN SERIES TRUST, J.P. MORGAN FUNDS, J.P. MORGAN INSTITUTIONAL FUNDS, MUTUAL VARIABLE ANNUITY TRUST, MUTUAL FUND TRUST, MUTUAL FUND SELECT GROUP, MUTUAL FUND GROUP, MUTUAL FUND SELECT TRUST, and MUTUAL FUND INVESTMENT TRUST, each a business trust existing under the laws of the Commonwealth of Massachusetts, the FLEMING MUTUAL FUND GROUP, a Maryland corporation, J.P. MORGAN CHASE & CO., formerly Morgan Guaranty Trust of NY, a New York State chartered trust company and member of the Federal Reserve System, and the J.P. MORGAN SERIES TRUST II, a Delaware business trust,, each with a principal place of business at 522 5th Ave., New York, NY 10036 and each of which is acting on its own behalf and on behalf of each of the portfolios listed under its name in Appendix I (jointly and severally, such portfolios shall be referred to hereinafter as the "Fund" or "Funds), and DST SYSTEMS, INC., a corporation existing under the laws of the State of Delaware, having its principal place of business at 1055 Broadway, Kansas City, Missouri 64105 ("DST"):

                                   WITNESSETH:

     WHEREAS, each Trust (as used hereinafter, the term "Trust" shall refer jointly and severally to the J.P. Morgan Series Trust, J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Series Trust II, Mutual Variable Annuity Trust, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Group, those accounts in the name of J.P. Morgan Chase & Co., J.P. Morgan Chase Bank NA or Morgan Guaranty Trust Company of New York, each further registered Special Acct. Benefit of Clients Attn: Ken Faith, in the previously enumerated American Century Funds(1), Mutual Fund Investment Trust and Fleming Mutual Fund Group, and to each Fund listed in Appendix I) is a Massachusetts or Delaware business trust or Maryland corporation registered with the Securities and Exchange Commission as an investment company pursuant to the Investment Company Act of 1940, as amended, which currently consists of the Funds listed under its name on Appendix I; and WHEREAS, the Trust desires to appoint DST as Transfer Agent and Dividend Disbursing Agent for all shares of each Fund of each Trust (the "Shares"), and DST desires to accept such appointment;

----------
(1) Sub-accounting Services only.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   DOCUMENTS TO BE FILED WITH APPOINTMENT.

     In connection with the appointment of DST as Transfer Agent and Dividend Disbursing Agent for the Trust, there will be filed with DST the following documents:

     A. A certified copy of the votes of the Board of Trustees of the Trust appointing DST as Transfer Agent and Dividend Disbursing Agent, approving the form of this Agreement, and designating certain persons to sign Certificates, if any, and give written instructions and requests on behalf of the Trust;

     B. A certified copy of the Declaration of Trust of the Trust and all amendments thereto;

     C.   A certified copy of the Bylaws of the Trust;

     D. Copies of Registration Statements and amendments thereto, filed with the Securities and Exchange Commission;

     E.   Specimens of all forms of outstanding Certificates;

     F. Specimens of the signatures of the officers of the Trust authorized to sign Certificates and individuals authorized to sign written instructions and requests;

     G. An opinion of counsel for the Trust or Corporation, as appropriate, with respect to:

          (1) The Trust's organization and existence under the laws of its state of organization,

          (2) The status of all Shares, whether unissued or evidenced by Certificates of the Trust, covered by the appointment under the Securities Act of 1933, as amended, (the "'33 Act") and any other applicable federal or state statute, and

          (3) That all issued Shares are, and all unissued Shares will be when issued, validly issued, fully paid and non-assessable.

2.   CERTAIN REPRESENTATIONS AND WARRANTIES OF DST.

     DST represents and warrants to the Trust that:

     A. It is a corporation duly organized and existing and in good standing under the laws of Delaware.

     B. It is duly qualified to carry on its business in the State of Missouri.

     C. It is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform the services contemplated in this Agreement.

     D. It is registered as a transfer agent to the extent required under the Securities Exchange Act of 1934, as amended, (the "34 Act") and it will remain so registered for the duration of this Agreement. It will promptly notify the Trust in the event of any material change in its status as a registered transfer agent. Should DST fail to be registered with the appropriate federal agency as a transfer agent at any time during this Agreement, the Trust may, on written notice to DST, immediately terminate this Agreement.

     E. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     F. It has and will continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

3.   CERTAIN REPRESENTATIONS AND WARRANTIES OF THE TRUST.

     The Trust represents and warrants to DST that:

     A. It is a business trust duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts or the State of Delaware, or, with respect to the Fleming Mutual Fund Group, Inc., a Maryland corporation, or with respect to J.P. Morgan Chase & Co., a New York State chartered trust company.

     B. It is, and with respect to J.P. Morgan Chase & Co., each Portfolio on Appendix I under its name, an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended.

     C. A registration statement under the '33 Act has been filed and will be effective with respect to all Shares offered for sale.

     D. All requisite steps have been and will continue to be taken to register the Shares for sale in all applicable states and such registration will be effective at all times Shares are offered for sale in such state.

     E. The Trust is empowered under applicable laws and by its Declaration of Trust and Bylaws to enter into and perform this Agreement.

4.   SCOPE OF APPOINTMENT.

     A. Subject to the conditions and termination of provisions set forth in this Agreement, the Trust hereby appoints DST as Transfer Agent and Dividend Disbursing Agent for the Shares and for the Shares of future portfolios of the Trust (Appendix I shall be automatically deemed to be revised to include such future portfolio(s)).

     B. DST hereby accepts such appointment and agrees that it will act as the Trust's Transfer Agent and Dividend Disbursing Agent. DST agrees that it will also act as agent in connection with the Trust's periodic withdrawal payment accounts and other open accounts or similar plans for shareholders, if any.

     C. The Trust agrees to use its best efforts to deliver to DST in Kansas City, Missouri, as soon as they are available, all of its shareholder account records for any new Fund of the Trust.

     D. DST, utilizing TA2000(TM), DST's computerized data processing system for securityholder accounting (the "TA2000(TM) System"), will perform the following services as transfer and dividend disbursing agent for the Trust, and as agent of the Trust for shareholder accounts thereof, in a timely manner: issuing (including countersigning), transferring and canceling share certificates; maintaining all shareholder accounts; providing transaction journals; once annually preparing shareholder meeting lists for use in connection with the annual meeting and certifying the shareholder votes of the Trust; mailing shareholder reports and prospectuses; withholding, as required by federal law, taxes on shareholder accounts, disbursing income dividends and capital gains distributions to shareholders, preparing, filing and mailing U.S. Treasury Department Forms 1099, 1042, and 1042S and performing and paying backup withholding as required for all shareholders; preparing and mailing confirmation forms to shareholders and dealers, as instructed, for all purchases and liquidations of shares of the Trust and other transactions in shareholders' accounts requiring confirmation under applicable law; recording reinvestment of dividends and distributions in Shares; providing or making available on-line daily and monthly reports as both are regularly provided by the TA2000(TM) System and as requested by the Trust or its management company; maintaining those records necessary to carry out DST's duties hereunder, including all information reasonably required by the Trust to account for all transactions in the Shares, calculating the appropriate sales charge with respect to each purchase of the Shares as set forth in the prospectus for the Trust, determining the portion of each sales charge payable to the dealer participating in a sale in accordance with schedules delivered to DST by the Trust's principal underwriter or distributor (hereinafter "principal underwriter") from time to time, disbursing dealer commissions collected to such dealers, determining the portion of each sales charge payable to such principal underwriter and disbursing such commissions to the principal underwriter; receiving correspondence pertaining to any former, existing or new shareholder account, processing such correspondence for proper recordkeeping, and responding promptly to shareholder correspondence; mailing to dealers confirmations of wire order trades; mailing copies of shareholder statements to shareholders and dealers in accordance with the Trust's instructions; processing, generally on the date of receipt, purchases or redemptions or instructions to settle any mail or wire order purchases or redemptions received in proper order as set forth in the prospectus, rejecting promptly any requests not received in proper order (as defined by the Trust, the Trust's agents or prospectus, or the Procedures, as hereinafter defined), and causing exchanges of shares to be executed in accordance with the Trust's instructions and prospectus, the Procedures and the general exchange privilege applicable; operating the order desk on behalf of the Trust for the purpose of taking trade orders from broker-dealers and institutions, confirming orders on "T+1" (Trade Date Plus One), monitoring the settlement of such orders and advising the Trust once such orders become delinquent based upon the Trust's guidelines; monitoring "as of's" and advising broker-dealers of the necessity to reimburse the Trust when the as of loss from a transaction exceeds the thresholds established by the Trust; and monitoring, administering and updating (but not verifying the accuracy of) the MENTAP/Market Advisor database.

     E. At the request of Trust, DST shall use reasonable efforts to provide the services set forth in Section 4.D. other than through DST's usual methods and procedures to utilize the TA2000 System, that is by performing services requiring more manual intervention by DST, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System, or where information is provided to DST after the commencement of the nightly processing cycle of the TA2000 System, thereby decreasing the effective time for performance by DST (the "Exception Services").

     F. DST shall use reasonable efforts to provide, reasonably promptly under the circumstances, the same services with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in the Trust's instructions, prospectus or application as amended from time to time, for the Trust; provided (i) DST is advised in advance by the Trust of any changes therein and (ii) the TA2000(TM) System and the mode of operations utilized by DST, as then constituted, supports such additional functions and features. If any addition to, improvement of or change in the features and functions currently provided by the TA2000(TM) System or the operations as requested by the Trust requires an enhancement or modification to the TA2000(TM) System or to operations as presently conducted by DST, DST shall not be liable therefore until such modification or enhancement is installed on the TA2000(TM) System or new mode of operation is instituted. If any new, additional function or feature or change or improvement to existing functions or features or new service or mode of operation measurably increases DST's cost of performing the services required hereunder at the current level of service, DST shall advise the Trust of the amount of such increase and if the Trust elects to utilize such function, feature or service, DST shall be entitled to increase its fees by the amount of the increase in costs. In no event shall DST be responsible for or liable to provide any additional function, feature, improvement or change in method of operation requested by the Trust until it has consented thereto in writing.

     G. The Trust shall have the right to add all new Funds of the Trust to the TA2000(TM) System, provided that the Trust provides DST with at least thirty (30) days' prior written notice and provided, further, that the requirements of the new series are generally consistent with services then being provided by DST under this Agreement. Rates or charges for additional Funds shall be as set forth in Exhibit A, as hereinafter defined, for the remainder of the contract term except as such Fund uses functions, features or characteristics for which DST has imposed an additional charge as part of its standard pricing schedule. In the latter event, rates and charges shall be in accordance with DST's then-standard pricing schedule. Notwithstanding the foregoing, nothing herein is intended to, nor does it, prohibit the Trust from offering Funds under a "private label" arrangement whereby such Funds consist of omnibus accounts whose shareowner detail, reflecting ownership of the shares of the omnibus account, are maintained on another shareholder accounting and recordkeeping system other than on the TA2000 System.

5.   LIMIT OF AUTHORITY.

     Unless otherwise expressly limited by the resolution of appointment or by subsequent action by the Trust, the appointment of DST as Transfer Agent will be construed to cover the full amount of authorized stock of the class or classes for which DST is appointed as the same will, from time to time, be constituted, and any subsequent increases in such authorized amount.

     In case of such increase the Trust will file with DST:

     A. If the appointment of DST was theretofore expressly limited, a certified copy of a resolution of the Board of Trustees of the Trust increasing the authority of DST;

     B. A certified copy of the amendment to the Declaration of Trust of the Trust authorizing the increase of stock;

     C. A certified copy of the order or consent of each governmental or regulatory authority required by law to consent to the issuance of the increased stock, or an opinion of counsel that the order or consent of no other governmental or regulatory authority is required;

     D.   Opinion of counsel for the Trust stating:

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          (1)  The status of the additional shares of stock of the Trust under the `33 Act and any other applicable federal or state statute;
               and

          (2) That the additional shares are, or when issued will be, validly issued, fully paid and non-assessable.

6.   COMPENSATION AND EXPENSES.

     A. In consideration for its services hereunder as Transfer Agent and Dividend Disbursing Agent, the Trust will pay to DST, from time to time, a reasonable compensation for all services rendered as Agent and, also, all DST's reasonable billable expenses, charges, counsel fees, and other disbursements ("Compensation and Expenses") incurred in connection with the agency. "Expenses" are more fully described in
          Section 6.B. of this Agreement. Such Compensation and Expenses are set forth in a separate schedule previously agreed to by the Trust and DST, a copy of which is attached hereto as Exhibit A. If the Trust has not paid such Compensation and Expenses to DST within a reasonable time, DST may charge against any monies held under this Agreement, the amount of any Compensation and Expenses for which it shall be entitled to reimbursement under this Agreement.

     B. The Trust also agrees promptly to reimburse DST for all reasonable billable expenses or disbursements incurred by DST in connection with the performance of services under this Agreement including, but not limited to: expenses for postage; express delivery services; freight charges; envelopes, checks, drafts, forms (continuous or otherwise); specially requested reports and statements; telephone calls; telegraphs; stationery supplies; counsel fees incurred in connection with the review of the legal sufficiency of documentation provided by a shareholder or otherwise as to the advisability of complying with the request or instruction of a shareholder or person purporting to act on behalf of a shareholder; outside printing and mailing firms (including DST Output, Inc. and its affiliates ["DST Output"]); magnetic tapes, reels or cartridges (if sent to the Trust or to a third party at the Trust's request) and magnetic tape handling charges; off-site record storage and media for storage of records (e.g., microfilm, microfiche, optical platters, computer tapes); computer equipment installed at the Trust's request at the Trust's or a third party's premises; telecommunications equipment and telephone/telecommunication lines between the Trust and its agents, on one hand, and DST on the other; proxy soliciting, processing and/or tabulating costs; second-site backup computer facility; transmission of statement data for remote printing or processing other than by DST Output (at a charge of .035/record); and National Securities Clearing Corporation ("NSCC") transaction fees to the extent any of the foregoing are paid or incurred by DST. The Trust agrees to pay postage expenses at least one day in advance if so requested. In addition, any other expenses incurred by DST at the request or with the consent of the Trust will be promptly reimbursed by the Trust.

     C.   Amounts due hereunder shall be due and paid on or before the thirtieth
          (30th) calendar day after receipt of the statement therefor by the Trust (the "Due Date"). The Trust is aware that its failure to pay all amounts in a timely fashion so that they will be received by DST on or before the Due Date will give rise to costs to DST not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, subject to Section 6.D. hereof, in the event that any amounts due hereunder are not received by DST by the Due Date, the Trust shall pay a late charge equal to the lesser of the maximum amount permitted by applicable law or the product of one and one-half (1 1/2) percentage points per month times the amount overdue, times the number of days from the Due Date up to and including the day on which payment is received by DST. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge shall in no event constitute a waiver of the Trust's or DST's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

     D. In the event that any charges are disputed, the Trust shall, on or before the Due Date, pay all undisputed amounts due hereunder and notify DST in writing of any disputed charges for billable expenses which it is disputing in good faith. Payment for such disputed charges shall be due on or before the close of the fifth (5th) business day after the day on which DST provides to the Trust documentation which an objective observer would agree reasonably supports the disputed charges (the

          "Revised Due Date"). Late charges shall not begin to accrue as to charges disputed in good faith until the first business day after the Revised Due Date.

     E. The fees and charges set forth on Exhibit A shall increase or may be increased as follows:

          (1) On the first day of each anniversary of this Agreement, subject to Note E of Exhibit A;

          (2) DST may increase the fees and charges set forth on Exhibit A upon at least ninety (90) days prior written notice, if changes in existing laws, rules or regulations: (i) require substantial system modifications or (ii) materially increase DST's cost of performance hereunder;

          (3) DST may charge for additional features of TA2000 used by the Trust which features are not consistent with the Trust's current processing requirements; and

          (4) In the event DST, at the Trust's request or direction, performs Exception Services, DST shall be entitled to increase the fees and charges for such Exception Services from those set forth on Exhibit A to the extent such Exception Services increase DST's cost of performance.

          If DST notifies the Trust of an increase in fees or charges pursuant to subparagraph (2) of this Section 6.E., the parties shall confer, diligently and in good faith and agree upon a new fee to cover the amount necessary, but not more than such amount, to reimburse DST for the Trust's aliquot portion of the cost of developing the new software to comply with regulatory charges and for the increased cost of operation.

          If DST notifies the Trust of an increase in fees or charges under subparagraphs (3) or (4) of this Section 6.E., the parties shall confer, diligently and in good faith, and agree upon a new fee to cover such new Trust feature.

7.   OPERATION OF DST SYSTEM.

     In connection with the performance of its services under this Agreement, DST is responsible for such items as:

     A. That entries in DST's records, and in the Trust's records on the TA2000(TM) System created by DST and DST's affiliates, accurately reflect the orders, instructions, and other information received by DST and such affiliates from the Trust, the Trust's distributor, manager or principal underwriter, J.P. Morgan Fund Distributors, Inc, Chase Fleming Asset Management, (USA) Inc. or any successor of any of the foregoing (all hereinafter referred to as "JPM") and its affiliates, entities from whom JPM or the Trust have directed DST to accept orders, instructions or other information, the Trust's investment adviser, banks or other entities which DST has been advised by the Trust or JPM are affiliated with or a correspondent of JPM, or the Trust's administrator (each of the foregoing being an "Authorized Person"), broker-dealers or shareholders (existing or new). DST has currently been instructed, by way of example and not limitation, to accept telephone instructions from any person reasonably believed by DST to be a representative of an Authorized Person, to accept third party checks initiated by or received from or through a broker/dealer or a JPM-customer relationship, to accept transactions and documentation by fax in accordance with the guidelines established by an Authorized Person, to allow corporations, partnerships, trusts and other accounts not registered in the name of a single individual and individually owned accounts to have telephone or "VOICE" transaction processing privileges (the "Privileges"), to establish Privileges on all accounts unless the establishing shareholder explicitly directs that telephone exchanges and redemptions not be permitted and to accept and to effectuate transmissions and trades entered on a remote basis by JPM and banks affiliated with JPM (without verification of the contents of such transmissions and trades);

     B. That shareholder lists, shareholder account verifications, confirmations and other shareholder account information to be produced from its records or data be available and accurately reflect the data in the Trust's records on the TA2000(TM) System;

     C. The accurate and timely issuance of dividend and distribution checks in accordance with instructions received from the Trust and the data in the Trust's records on the TA2000(TM) System;

     D. That redemption transactions and payments be effected timely, to be processed under normal circumstances on the day of receipt, and accurately in accordance with redemption instructions received by DST from Authorized Persons, broker-dealers or shareholders and the data in the Trust's records on the TA2000(TM) System;

     E. The deposit daily in the Trust's appropriate special bank account of all checks and payments received by DST from NSCC, broker-dealers or shareholders for investment in shares;

     F. Notwithstanding anything herein to the contrary, with respect to "as of" adjustments, DST will not assume one hundred percent (100%) responsibility for losses resulting from "as of's" due to clerical errors or misinterpretations of shareholder instructions, but DST will discuss with the Fund DST's accepting liability for an "as of" on a case-by-case basis and may accept financial responsibility for a particular situation resulting in a financial loss to the Fund where such loss is "material", as hereinafter defined, and, under the particular facts at issue, DST in its discretion believes DST's conduct was culpable and DST's conduct is the sole cause of the loss. A loss is "material" for purposes of this Section 7.F. when it results in a pricing error on a given day which is (i) greater than a negligible amount per shareholder, (ii) equals or exceeds one ($.01) full cent per share times the number of shares outstanding or (iii) equals or exceeds the product of one-half of one percent (1/2%) times Fund's Net Asset Value per share times the number of shares outstanding (or, in case of (ii) or (iii), such other amounts as may be adopted by applicable accounting or regulatory authorities from time to time). When DST concludes that it should contribute to the settlement of a loss, DST's responsibility will commence with that portion of the loss over $0.01 per share calculated on the basis of the total value of all shares owned by the affected portfolio (i.e., on the basis of the value of the shares of the total portfolio, including all classes of that portfolio, not just those of the affected class);

     G. The requiring of proper forms of instructions, signatures and signature guarantees and any necessary documents supporting the opening of shareholder accounts, transfers, redemptions and other shareholder account transactions, all in conformance with DST's present procedures as set forth in its Legal Manual, Third Party Check Procedures, Checkwriting Draft Procedures, and Signature Guarantee Procedures (collectively the "Procedures") with such changes or deviations therefrom as may be from time to time required or approved by the Trust, its investment adviser or principal underwriter, or its or DST's counsel and the rejection of orders or instructions not in good order in accordance with the applicable prospectus or the Procedures; and

     H. The maintenance of a current, duplicate set of the Trust's essential records at a secure separate location, in a form available and usable forthwith in the event of any breakdown or disaster disrupting its main operation.

8.   INDEMNIFICATION.

     A. DST shall at all times act in good faith and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement. DST shall provide its services hereunder in accordance with the '34 Act, and other Federal laws, rules and regulations of governmental authorities having jurisdiction over DST. In the absence of bad faith, willful misconduct, knowing violations of applicable law pertaining to the manner in which transfer agency services are to be performed by DST (excluding any violations arising directly or indirectly out of the actions or omissions to act of third parties unaffiliated with DST), reckless disregard of the performance of its duties, or negligence on its part, DST shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. For those activities or actions delineated in the Procedures, DST shall be presumed to have used reasonable care, due diligence and acted in good faith if it has acted in accordance with the Procedures, copies of which have been provided to the Trust and reviewed and approved by the Trust's counsel, as amended from time to time with approval of counsel, or for any deviation therefrom approved by the Trust or DST counsel.

     B. DST shall not be responsible for, and the Trust shall indemnify and hold DST harmless from and against, any and all losses, damages, reasonable costs, reasonable charges, reasonable counsel fees, payments, reasonable expenses and liability (the "Adverse Consequences") which may be asserted against DST or for which DST may be held to be liable, arising out of or attributable to:

          (1) All actions of DST required to be taken by DST pursuant to this Agreement, provided that DST has acted in good faith and with due diligence and reasonable care;

          (2) The Trust's refusal or failure to comply with the terms of this Agreement, the Trust's negligence or willful misconduct, or the breach of any representation or warranty of the Trust hereunder;

          (3) The good faith reliance on, or the carrying out of, any written or oral instructions or requests of persons designated by the Trust in writing (see Exhibit B) from time to time as authorized to give instructions on its behalf or representatives of an Authorized Person or DST's good faith reliance on, or use of, information, data, records and documents received from, or which have been prepared and/or maintained by the Trust, its investment advisor, its sponsor or its principal underwriter;

          (4) Defaults by dealers or shareowners with respect to payment for share orders previously entered;

          (5) The offer or sale of Shares in violation of any requirement under federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or ruling by any federal agency or state with respect to the offer or sale of such shares in such state (unless such violation results from DST's failure to comply with written instructions of the Trust or of any officer of the Trust that no offers or sales be input into the Trust's securityholder records in or to residents of such state);

          (6) Any error or mistake of the Trust, any Authorized Person, and any agent designated by the Trust in the use of the TA2000(TM) System, the data center, computer and related equipment used to access the TA2000(TM) System (the "DST Facilities"), and control procedures relating thereto in the verification of output and in the remote input of data;

          (7) Errors, inaccuracies, and omissions in, or errors, inaccuracies or omissions of DST arising out of or resulting from such errors, inaccuracies and omissions in, the Trust's records, shareholder and other records, delivered to DST hereunder by the Trust or its prior agent(s);

          (8) Actions or omissions to act by the Trust or agents designated by the Trust with respect to duties assumed thereby as provided for in Section 21 hereof; and

          (9) DST's performance of Exception Services except where DST acted or omitted to act in bad faith, with reckless disregard of its obligations or with gross negligence.

     C. Except where DST is entitled to indemnification under Section 8.B. hereof and with respect to "as of's" set forth in Section 7.F., DST shall indemnify and hold the Trust harmless from and against any and all Adverse Consequences arising out of DST's failure to comply with the terms of this Agreement or arising out of or attributable to DST's negligence, willful misconduct or reckless disregard of its obligations under this Agreement or DST's breach of any of its representations or warranties under this Agreement. In the event that any claim is asserted against DST under this Agreement for any reason other than DST's bad faith, willful misconduct or gross negligence, DST's liability with respect to, arising from or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Trust to DST as fees and charges, but not including reimbursable expenses, during the previous twelve (12) months (the "Liability Limitation Amount").

     D. EXCEPT FOR VIOLATIONS OF SECTION 23, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO THE OTHER PARTY, FOR CONSEQUENTIAL DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

     E. Promptly after receipt by an indemnified person of notice of the commencement of any action, such indemnified person will, if a claim in respect thereto is to be made against an indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve an indemnifying party from any liability that it may have to any indemnified person for contribution or otherwise under the indemnity agreement contained herein except to the extent it is prejudiced as a proximate result of such failure to timely notify. In case any such action is brought against any indemnified person and such indemnified person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume the defense thereof (in its own name or in the name and on behalf of any indemnified party or both with counsel reasonably satisfactory to such indemnified person); provided, however, if the defendants in any such action include both the indemnified person and an indemnifying party and the indemnified person shall have reasonably concluded that there may be a conflict between the positions of the indemnified person and an indemnifying party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified persons which are inconsistent with those available to an indemnifying party, the indemnified person or indemnified persons shall have the right to select one separate counsel (in addition to local counsel) to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified person or indemnified persons at such indemnified party's sole expense. Upon receipt of notice from an indemnifying party to such indemnified person of its election so to assume the defense of such action and approval by the indemnified person of counsel, which approval shall not be unreasonably withheld (and any disapproval shall be accompanied by a written statement of the reasons therefor), the indemnifying party will not be liable to such indemnified person hereunder for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof. An indemnifying party will not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified persons are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder. If it does so, it waives its right to indemnification therefor.

     F. In any case an indemnifying person may be asked to indemnify or save an indemnified person harmless, the indemnified person shall use reasonable care to (i) fully and promptly advise the indemnifying person of all pertinent facts concerning the situation in question, and (ii) timely advise the indemnifying person of any matter as to which the indemnified person is aware that a claim which may give rise to Adverse Consequences has been asserted or is being threatened and appears reasonably likely to be asserted.

9.  CERTAIN COVENANTS OF DST AND THE TRUST.

     A. All requisite steps will be taken by the Trust from time to time when and as necessary to register the Shares for sale in all states in which the Shares shall at the time be offered for sale and require registration. If at any time the Trust receives notice of any stop order or other proceeding in any such state affecting such registration or the sale of the Shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of the Shares, the Trust will give prompt notice thereof to DST.

     B. DST hereby agrees to perform such transfer agency functions as are set forth in Section 4.D. above and Exhibit C, to establish and to maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of Certificates, check forms, and facsimile signature imprinting devices, if any, and for the preparation or use, and the keeping account of, such Certificates, forms and devices, and to carry such insurance as DST considers adequate and reasonably available.

     C. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and Rules thereunder, DST agrees that all records maintained by DST relating to the services to be performed by DST under this Agreement are the property of the Trust and will be preserved and will be surrendered promptly to the Trust on request.

     D. DST agrees to furnish the Trust annual reports of (i) DST's financial condition, consisting of a balance sheet, earnings statement and any other financial information reasonably requested by the Trust, and
          (ii) a report in accordance with Statements on Auditing Standards No. 70 (the "SAS 70 Report"). The annual financial statements will be certified by DST's certified public accountants.

     E. DST represents and agrees that it will use its best efforts within reasonable limits to keep current on the trends of the investment company industry relating to shareholder services and will use its best efforts to continue to modernize and improve. Notwithstanding the foregoing, (i) DST shall not be liable for failing to make any modification or improvement as to the necessity of which the Fund has not advised DST in writing and (ii) for any delay in the implementation of such modification or improvement where DST reasonably requires more time than was permitted by circumstances or such regulations.

     F. DST will permit the Trust and its authorized representatives to make periodic inspections of its operations as such would involve the Trust at reasonable times during business hours subject to such authorized representatives' execution of DST's "Confidentiality and Limited Use Agreement, a blank copy of which is attached hereto as Exhibit D.

     G. DST agrees to use its best efforts to provide in Kansas City at the Trust's expense two (2) man weeks of training for the Trust's personnel in connection with use and operation of the TA2000(TM) System. All travel and reimbursable expenses incurred by the Trust's personnel in connection with and during training at DST's Facility shall be borne by the Trust. At the Trust's option and expense, DST also agrees to use its best efforts to provide an additional two (2) man weeks of training at the Trust's facility for the Trust's personnel in connection with the conversion to the TA2000(TM) System. Reasonable travel, per diem and reimbursable expenses incurred by DST personnel in connection with and during training at the Trust's facility or in connection with the conversion shall be borne by the Trust.

     H. DST shall reasonably cooperate with the Trust's independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that all readily necessary information is made available to such accountants for the expression of their opinion as such may be required from time to time. Special reports or information may be charged for. A report is "Special" if it is not regularly produced by TA2000(TM) or requires special programming.

10.  RECAPITALIZATION OR READJUSTMENT.

     In case of any recapitalization, readjustment or other change in the capital structure of the Trust requiring a change in the form of Certificates, DST will issue or register Certificates in the new form in exchange for, or in transfer of, the outstanding Certificates in the old form, upon receiving:

     A.   Written instructions from an officer of the Trust;

     B. Certified copy of the amendment to the Declaration of Trust or other document effecting the change;

     C. Certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock in the new form, and an opinion of counsel that the order or consent of no other government or regulatory authority is required;

     D. Specimens of the new Certificates in the form approved by the Board of Trustees of the Trust, with a certificate of the Secretary of the Trust as to such approval;

     E.   Opinion of counsel for the Trust stating:

          (1) The status of the shares of stock of the Trust in the new form under the '33 Act, as amended and any other applicable federal or state statute; and

          (2) That the issued shares in the new form are, and all unissued shares will be when registered, validly issued, fully paid and nonassessable.

11.  STOCK CERTIFICATES ("CERTIFICATES").

     The Trust will furnish DST with a sufficient supply of blank Certificates and from time to time will renew such supply upon the request of DST. Such Certificates will be signed manually or by facsimile signatures of the officers of the Trust authorized by law and by bylaws to sign Certificates, and if required, will bear the corporate seal or facsimile thereof.

12.  DEATH, RESIGNATION OR REMOVAL OF SIGNING OFFICER.

     The Trust will file promptly with DST written notice of any change in the officers authorized to sign Certificates, written instructions or requests, together with a revised Exhibit B. In case any officer of the Trust who will have signed manually or whose facsimile signature will have been affixed to blank Certificates will die, resign, or be removed prior to the issuance of such certificates, DST may issue or register such Certificates as the Certificates of the Trust notwithstanding such death, resignation, or removal, until specifically directed to the contrary by the Trust in writing. In the absence of such direction, the Trust will file promptly with DST such approval, adoption, or ratification as may be required by law.

13.  FUTURE AMENDMENTS OF DECLARATION OF TRUST AND BYLAWS.

     The Trust will promptly file with DST copies of all material amendments to its Declaration of Trust or Bylaws made after the date of this Agreement.

14.  INSTRUCTIONS, OPINION OF COUNSEL AND SIGNATURES OF JPM.

     Any time DST shall be in doubt as to any proposed or requested action or omission to be taken or omitted by it, DST may apply to any person authorized by the Trust to give instructions to DST. DST may with the approval of a Trust officer consult with legal counsel for the Trust or may consult with DST's own legal counsel at DST's own expense, with respect to any matter involving a question of law involved in any action to be taken or omitted by DST in connection with the agency. DST will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such counsel. Notwithstanding the foregoing, the Trust shall reimburse DST for outside counsel fees incurred in connection with the review of the legal sufficiency of documentation provided by a shareholder or otherwise as to the advisability of complying with the request of a shareholder or person purporting to act on behalf of a shareholder. DST will be protected in acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons and will not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Trust. It will also be protected in recognizing Certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Trust, and the proper countersignature of any former Transfer Agent or Registrar, or of a co-Transfer Agent or co-Registrar.

15.  FORCE MAJEURE AND DISASTER RECOVERY PLANS.

     A. DST shall not be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction or any utility, transportation, computer (hardware or software) or communication service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornadoes, acts of God or public enemy, revolutions, or insurrection; or any other cause, contingency, circumstance or delay not subject to DST's reasonable control which prevents or hinders DST's performance hereunder.

     B. DST currently maintains an agreement with a third party whereby DST is to be permitted to use on a "shared use" basis a "hot site" (the "Recovery Facility") maintained by such party in event of a disaster rendering the DST Facilities inoperable. DST has developed and is continually revising a business contingency plan (the "Business Contingency Plan") detailing which, how, when, and by whom data maintained by DST at the DST Facilities will be installed and operated at the Recovery Facility. Provided the Trust is paying its pro rata portion of the charge therefor, DST would, in event of a disaster rendering the DST Facilities inoperable, use reasonable efforts to convert the TA2000(TM) System containing the designated Trust data to the computers at the Recovery Facility in accordance with the then current Business Contingency Plan.

     C. DST also currently maintains, separate from the area in which the operations which provides the services to the Trust hereunder are located, a Crisis Management Center consisting of phones, computers and the other equipment necessary to operate a full service transfer agency business in the event one of its operations areas is rendered inoperable. The transfer of operations to other operating areas or to the Crisis Management Center is also covered in DST's Business Contingency Plan.

16.  CERTIFICATION OF DOCUMENTS.

     The required copy of the Declaration of Trust of the Trust and copies of all amendments thereto will be certified by the Secretary of State (or other appropriate official) of the State of Incorporation, and if such Declaration of Trust and amendments are required by law to be also filed with a county, city or other officer of official body, a certificate of such filing will appear on the certified copy submitted to DST. A copy of the order or consent of each governmental or regulatory authority required by law to the issuance of the stock will be certified by the Secretary or Clerk of such governmental or regulatory authority, under proper seal of such authority. The copy of the Bylaws and copies of all amendments thereto, and copies of resolutions of the Board of Trustees of the Trust, will be certified by the Secretary or an Assistant Secretary of the Trust under the Trust's seal.

17.  RECORDS.

     DST will maintain customary records in connection with its agency, and particularly will maintain those records required to be maintained pursuant to subparagraph (2) (iv) of paragraph (b) of Rule 31a-1 under the Investment Company Act of 1940, if any.

18.  DISPOSITION OF BOOKS, RECORDS AND CANCELED CERTIFICATES.

     DST may send periodically to the Trust, or to where designated by the Secretary or an Assistant Secretary of the Trust, all books, documents, and all records no longer deemed needed for current purposes and Certificates which have been canceled in transfer or in exchange, upon the understanding that such books, documents, records, and Certificates will be maintained by the Trust under and in accordance with the requirements of Section 17Ad-7 adopted under the Securities Exchange Act of 1934. Such materials will not be destroyed by the Trust without the consent of DST (which consent will not be unreasonably withheld), but will be safely stored for possible future reference.

19.  PROVISIONS RELATING TO DST AS TRANSFER AGENT.

     A. DST will make original issues of Certificates upon written request of an officer of the Trust and upon being furnished with a certified copy of a resolution of the Board of Trustees authorizing such original issue, an opinion of counsel as outlined in subparagraphs 1.G. and 5.D. of this Agreement, any documents required by Sections 5. or 10. of this Agreement, and necessary funds for the payment of any original issue tax.

     B. Before making any original issue of Certificates of the Trust will furnish DST with sufficient funds to pay all required taxes on the original issue of the stock, if any. The Trust will furnish DST such evidence as may be required by DST to show the actual value of the stock. If no taxes are payable DST will be furnished with a certified statement from an officer of the Trust to that effect.

     C. Shares of stock represented by Certificates will be transferred and new Certificates issued in transfer, or Shares of stock accepted for redemption and funds remitted therefor, or book entry transfer be effected, upon surrender of the old Certificates in form or receipt by DST of instructions deemed by DST properly endorsed for transfer or redemption accompanied by such documents as DST may deem necessary to evidence the authority of the person making the transfer or redemption. DST reserves the right to refuse to transfer or redeem Shares until it is satisfied that the endorsement or signature on the Certificate or any other document is valid and genuine, and for that purpose it may require a guaranty of signature in accordance with the Signature Guarantee Procedures. DST will incur no liability and shall be indemnified and held harmless by the Fund for any action taken by it in accordance with an instruction bearing what purports to be a signature guarantee or medallion of an Eligible Guarantor Institution or otherwise in accordance with DST's Signature Guarantee Procedures adopted pursuant to 17 C.F.R. Section 240.17Ad-15 under the Securities and Exchange Act of 1934. DST also reserves the right to refuse to transfer or redeem shares until DST is satisfied that the requested transfer or redemption is legally authorized, and it will incur no liability for the refusal in good faith to make transfers or redemptions which, in its reasonable judgment, are improper or unauthorized. Authority to perform a redemption shall be suspended when the Trust suspends the shareholders' right of redemption provided that the Trust delivers written notice of such suspension to DST. DST may, in effecting transfers or redemptions, rely upon Simplification Acts, UNIFORM COMMERCIAL CODE or other statutes which protect it and the Trust in not requiring complete fiduciary documentation. In cases in which DST is not directed or otherwise required to maintain the consolidated records of shareholder's accounts, DST will not be liable for any loss which may arise by reason of not having such records.

     D. When mail is used for delivery of Certificates, DST will forward Certificates in "nonnegotiable" form by first class or registered mail and Certificates in "negotiable" form by registered mail, all such mail deliveries to be covered while in transit to the addressee by insurance arranged for by DST.

     E. DST will issue and mail subscription warrants, Certificates representing stock dividends, exchanges or split ups, or act as Conversion Agent upon receiving written instructions from any officer of the Trust and such other documents as DST deems necessary.

     F. DST will issue, transfer, and split up Certificates and will issue Certificates of stock representing full Shares upon surrender of scrip certificates aggregating one full share or more when presented to DST for that purpose upon receiving written instructions from an officer of the Trust and such other documents as DST may deem necessary.

     G. DST may issue new Certificates in place of Certificates represented to have been lost, destroyed, stolen or otherwise wrongfully taken upon receiving instructions from the Trust and indemnity satisfactory to DST and the Trust, and may issue new Certificates in exchange for, and upon surrender of, mutilated Certificates. Such instructions from the Trust will be in such form as will be approved by the Board of Trustees of the Trust and will be in accordance with the provisions of law and the bylaws of the Trust governing such matter.

     H. DST will supply a shareholder's list to the Trust for its annual meeting upon receiving a request from an officer of the Trust. It will also, at the expense of the Trust, supply lists at such other times as may be requested by an officer of the Trust.

     I. Upon receipt of written instructions of an officer of the Trust, DST will, at the expense of the Trust, address and mail notices to shareholders.

     J. In case of any request or demand for the inspection of the securityholder files or stock books of the Trust or any other books or records in the possession of the Trust in DST's possession, DST will not permit such inspection, except (i) after prior notification to and approval in writing by the Trust or Advisor as appropriate, which approval shall not be unreasonably withheld and may not be withheld or delayed where DST may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust or an Authorized Person. Nothing in the foregoing is intended to, nor does it, prohibit or deny to DST the right to disclose information requested by subpoena, Court Order, administrative order or request issued by a federal, state or local authority purporting to be issued under statutory authority or a self-regulatory organization registered under the '34 Act. DST shall use reasonable efforts to advise the Trust concerning subpoenas received for records of the Trust and, upon being so advised, the Trust shall be responsible for handling and responding thereto.

20.  PROVISIONS RELATING TO DIVIDEND DISBURSING AGENCY.

     A. DST will, at the expense of the Trust, provide a special form of check containing the imprint of any device or other matter desired by the Trust. Said checks must, however, be of a form and size convenient for use by DST.

     B. If the Trust desires to include additional printed matter, financial statements, etc., with the dividend checks, the same will be furnished DST within a reasonable time prior to the date of mailing of the dividend checks, at the expense of the Trust.

     C. If the Trust desires its distributions mailed in any special form of envelopes, sufficient supply of the same will be furnished to DST but the size and form of said envelopes will be subject to the approval of DST. If stamped envelopes are used, they must be furnished by the Trust; or if postage stamps are to be affixed to the envelopes, the stamps or the cash necessary for such stamps must be furnished by the Trust.

     D. DST shall establish and maintain, and is hereby authorized to establish and to maintain, under the usual terms and conditions prevalent in the industry and on behalf of the Trust as agent of the Trust, in DST's own name or under the J.P. Morgan name (or that of the Trusts as a group or of an Affiliate thereof), one or more deposit accounts, into which DST shall deposit the funds DST receives for payment of dividends, distributions, redemptions or other disbursements provided for hereunder and to draw checks against such accounts.

     E. DST is authorized and directed to stop payment of checks theretofore issued hereunder, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or through no fault of theirs, are otherwise beyond their control, and cannot be produced by them for presentation and collection, and, to issue and deliver duplicate checks in replacement thereof.

21.  ASSUMPTION OF DUTIES BY THE TRUST OR AGENTS DESIGNATED BY THE TRUST.

     A. The Trust or its designated agents other than DST may assume certain duties and responsibilities with respect to the operations of the Trust, including (with DST's agreement) providing all, or a portion, of those services which DST is obligated to provide under Section 4.D. of this Agreement.

     B. To the extent the Trust or its agent or affiliate assumes DST's duties and responsibilities (which assumption should be embodied in writing), DST shall be relieved from all responsibility and liability therefor (including any Adverse Consequences directly or indirectly arising out of or resulting from the actions or omissions of the Trust or its designees, as well as from any "as of" liability or withholding reversals in connection therewith) and DST is hereby indemnified and held harmless against any liability therefrom in the same manner and degree as provided for in Section 8 hereof.

     C. Initially, with respect to accounts serviced by JPM or banks affiliated with or a correspondent of JPM, the Trust or its designees shall be responsible for the following: (i) answering and responding to telephone inquiries from shareholders and brokers; (ii) accepting shareholder and broker instructions (either or both oral and written) and (A) transmitting to DST orders (transactions and maintenance) based on such instructions for input into TA2000 by DST or (B) themselves inputting such orders into TA2000 on a remote basis; (iii) preparing and mailing confirmations; (iv) classifying the status of shareholders and shareholder accounts under applicable tax law and in accordance with the capabilities provided on TA2000, and performing all compliance functions with respect thereto, including without limitation obtaining certified TIN's, Form W-8's and other documentation, and properly coding accounts (social codes, tax status, foreign accounts and so forth) as provided for on TA2000; (v) on a remote basis establishing shareholder accounts on the TA2000(TM) System, establishing the appropriate privileges thereupon and assigning social codes and Taxpayer Identification Number codes thereof; (vi) disbursing monies of the Trust; (vii) sending redemption and dividend wires in accordance with instructions received; and (viii) following up and collecting upon unsettled trade orders and unpaid broker-dealer, institutional or shareholder "as of's". Additionally, the Trust or its designees are also responsible for verifying the accuracy of, and notifying DST as to errors in, the MENTAP/Market Advisor and Confluence FundStation databases.

22.  TERMINATION OF AGREEMENT.

     A. This Agreement shall be in effect from the 1st day of September, 2001, through the 31st day of August, 2006 (the "Initial Term" of this Transfer Agency Agreement"). This Agreement shall thereafter automatically extend for additional, successive five (5) year terms upon the expiration of any term hereof, unless terminated as of the end of any term by either party on not less than six (6) month's prior written notice to the other party. Each additional five (5) year period shall be an additional term of this Agreement. However, notwithstanding anything in this Agreement to the contrary, the effective date of any termination shall not occur during the period from December 15 through March 30 of any year to avoid adversely impacting year end.

     B. Each party, in addition to any other rights and remedies, shall have the right to terminate this Agreement forthwith upon the occurrence at any time of any of the following events with respect to the other party:

          (1) The bankruptcy of the other party or its assigns or the appointment of a receiver for the other party or its assigns;

          (2) failure by the other party or its assigns to perform its duties (including any material interruption or cessation of its operations) in accordance with the Agreement, which failure materially adversely affects the business operations of the first party and which failure continues for thirty (30) days after receipt of written notice from the first party, unless such failure is excused under Section 15 of this Agreement; or

          (3) merger, consolidation or sale of substantially all of the assets of the other party or its assigns; or

          (4) acquisition of a controlling interest in the other party or its assigns by any third party except as may presently exist within the previous sixty (60) days.

     C. DST may, on written notice to such Trust, immediately terminate this Agreement as to any Trust which itself or its Shares fail to be registered as provided in Section 3 of this Agreement at any time during this Agreement.

     D. In the event of termination, the Trust will promptly pay DST all amounts due to DST hereunder, including any termination fee set forth in Exhibit A to this Agreement.

     E. In the event of termination, DST will use its best efforts to transfer the records of the Trust to the designated successor transfer agent, to provide reasonable assistance to the Trust and its designated successor transfer agent, and to provide other information relating to its services provided hereunder (subject to the recompense of DST for such assistance at its standard rates and fees for personnel then in effect at that time); provided, however, as used herein "reasonable assistance" and "other information" shall not include assisting any new service or system provider to modify, alter, enhance, or improve its system or to improve, enhance, or alter its current system, or to provide any new functionality or to require DST to disclose any DST Confidential Information, as hereinafter defined, or any information which is otherwise confidential to DST.

23.  CONFIDENTIALITY.

     A. DST agrees on behalf of itself, its affiliates, its officers and employees, except as provided in Section 19.J. hereof, or as otherwise required by law, DST will keep confidential all records of and information in its possession relating to the Trust or its shareholders or shareholder accounts and will not disclose the same to any person except at the instruction (standing or specific), request or with the consent of the Trust. Notwithstanding the foregoing, DST shall be permitted in the ordinary course of business to provide such information to third parties providing services to DST which DST utilizes in connection with the services DST provides to the Trust under this Agreement or in accordance with Section 19.J. of this Agreement.

     B. The Trust on behalf of itself, its affiliates, its officers and employees and all entities which it directs DST to provide any of the following information agrees to keep confidential all financial statements and other financial records (other than statements and records relating solely to the Trust's business dealings with DST) and all manuals, systems and other technical information and data, not publicly disclosed, relating to DST's operations and programs furnished to it by DST pursuant to this Agreement and will not disclose the same to any person except at the request or with the consent of DST.

     C. (1) The Trust acknowledges that DST has proprietary rights in and to the TA2000(TM) System used to perform services hereunder including, but not limited to the maintenance of shareholder accounts and records, processing of related information and generation of output, including, without limitation any changes or modifications of the TA2000(TM) System and any other DST programs, data bases, supporting documentation, or procedures (collectively "DST Confidential Information") which the Trust's access to the TA2000(TM) System or computer hardware or software may permit the Trust or its employees or agents to become aware of or to access and that the DST Confidential Information constitutes confidential material and trade secrets of DST. The Trust agrees to maintain the confidentiality of the DST Confidential Information of which it is, or becomes, aware or to which it has access.

          (2) The Trust acknowledges that any unauthorized use, misuse, disclosure or taking of DST Confidential Information which is confidential as provided by law, or which is a trade secret, residing or existing internal or external to a computer, computer system, or computer network, or the knowing and unauthorized accessing or causing to be accessed of any computer, computer system, or computer network, may be subject to civil liabilities and criminal penalties under applicable state law. The Trust will advise all of its employees and agents who have access to any DST Confidential Information or to any computer equipment capable of accessing DST or DST hardware or software of the foregoing.

          (3) The Trust acknowledges that disclosure of the DST Confidential Information may give rise to an irreparable injury to DST inadequately compensable in damages. Accordingly, DST may seek (without the posting of any bond or other security) injunctive relief against the breach of the foregoing undertaking of confidentiality and nondisclosure, in addition to any other legal remedies which may be available, and the Trust consents to the obtaining of such injunctive relief. All of the undertakings and obligations relating to confidentiality and nondisclosure, whether contained in this Section or elsewhere in this Agreement shall survive the termination or expiration of this Agreement for a period of ten
               (10) years.

24.  CHANGES AND MODIFICATIONS.

     A. During the term of this Agreement DST will use on behalf of the Trust without additional cost all modifications, enhancements, or changes which DST may make to the TA2000(TM) System in the normal course of its business and which are applicable to functions and features offered by the Trust to its shareholders, unless substantially all DST clients are charged separately for such modifications, enhancements or changes, including, without limitation, substantial system revisions or modifications necessitated by changes in existing laws, rules or regulations. The Trust agrees to pay DST promptly for modifications and improvements which are charged for separately at the rate provided for in DST's standard pricing schedule which shall be identical for substantially all clients, if a standard pricing schedule shall exist. If there is no standard pricing schedule, the parties shall mutually agree upon the rates to be charged.

     B. DST shall have the right, at any time and from time to time, to alter and modify any systems, programs, procedures or facilities used or employed in performing its duties and obligations hereunder; provided that the Trust will be notified as promptly as possible prior to implementation of such alterations and modifications and that no such alteration or modification or deletion shall materially adversely change or affect the operations and procedures of the Trust in using or employing the TA2000(TM) System or DST Facilities hereunder or the reports to be generated by such system and facilities hereunder, unless the Trust is given thirty (30) days prior notice to allow the Trust to change its procedures and DST provides the Trust with revised operating procedures and controls.

     C. All enhancements, improvements, changes, modifications or new features added to the TA2000(TM) System however developed or paid for shall be, and shall remain, the confidential and exclusive property of, and proprietary to, DST.

25.  ASSIGNMENT AND SUBCONTRACTORS.

     A. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party hereto without the written consent of the other party. In the event of a mutually agreed to assignment, each party shall remain liable for the performance of its assignee(s). DST may, however, employ agents to assist it in performing its duties hereunder.

     B. Notwithstanding anything in this Agreement to the contrary, nothing herein shall impose any duty upon DST in connection with or make DST liable for the actions or omissions to act of unaffiliated third parties such as, by way of example and not limitation, Airborne Services, the U.S. mails, the National Securities Clearing Commission and telecommunication companies, provided, if DST selected such company, DST shall have exercised due care in selecting the same.

26.  LIMITATIONS ON LIABILITY.

     A. Notwithstanding anything in this Agreement to the contrary, each Trust which executed this Agreement is and shall be regarded for all purposes hereunder as a separate party apart from each other Trust and any Fund of any such other Trust. To the extent that a Trust is comprised of more than one Fund, each Fund shall be regarded for all purposes hereunder as a separate party apart from each other Fund. Unless the context otherwise requires, with respect to every transaction covered by this Agreement, every reference herein to the Trust shall be deemed to relate solely to the particular Fund or Trust to which such transaction relates. Under no circumstances shall the rights, obligations or remedies with respect to a particular Trust or a particular Fund constitute a right, obligation or remedy applicable to any other Trust or Fund. The use of this single document to memorialize the separate agreement of each Trust and each Fund herein is understood to be for clerical convenience only and shall not constitute any basis for joining the Trusts or Funds for any reason.

     B. Notice is hereby given that a copy of each Trust's Trust Agreement and all amendments thereto is on file with the Secretary of State of the state of its organization; that this Agreement has been executed on behalf of the Trust by the undersigned duly authorized representative of the Trust in his/her capacity as such and not individually; and that the obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer or shareholder of the Trust individually.

27.  MISCELLANEOUS.

     A. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of Missouri, excluding that body of law applicable to choice of law.

     B. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

     C. The representations and warranties, and the indemnification extended hereunder, if any, are intended to and shall continue after and survive the execution, expiration, termination or cancellation of this Agreement or the performance of services hereunder until any statute of limitations applicable to the matter at issues shall have expired.

     D. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

     E. The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     F. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     G. If any part, term or provision of this Agreement is by the courts held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     H. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between the Trust and DST. It is understood and agreed that all services performed hereunder by DST shall be as an independent contractor and not as an employee of the Trust. This Agreement is between DST and the Trust and neither this Agreement nor the performance of services under it shall create any rights in any third parties. There are no third party beneficiaries hereto.

     I. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights or obligations of any other party hereunder.

     J. The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     K. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or agreement or proposal with respect to the subject matter hereof, whether oral or written, and this Agreement may not be modified except by written instrument executed by both parties.

     L. All notices to be given hereunder shall be deemed properly given if delivered in person or if sent by U.S. mail, first class, postage prepaid, or if sent by facsimile and thereafter confirmed by mail as follows: If to DST:

               DST Systems, Inc.
               210 W. 10th St., 7th Fl.
               Kansas City, Missouri 64105
               Attn: Senior Vice President-Full Service
               Facsimile No.: 816-435-3455

          With a copy of non-operational notices to:

               DST Systems, Inc.
               333 W. 11th St., 5th Fl.
               Kansas City, Missouri 64105
               Attn: Legal Department
               Facsimile No.: 816-435-8630

          If to the Trust:

               Judy R. Bartlett
               Vice President and Assistant Secretary
               1211 Avenue of the Americas, 41st Floor
               New York, New York 10036
               Telephone No.: 212-789-5700
               Fax No.: 212-789-6203

          or to such other address as shall have been specified in writing by the party to whom such notice is to be given.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, to be effective as of the day and year first above written.


J.P. MORGAN SERIES TRUST,
J.P. Morgan Tax Aware Small Company Opportunities Fund - A Shares
J.P. Morgan Tax Aware Small Company Opportunities Fund - B Shares
J.P. Morgan Tax Aware Small Company Opportunities Fund - C Shares
J.P. Morgan Tax Aware Small Company Opportunities Fund - Select Shares J.P. Morgan Tax Aware US Equity Fund - A Shares
J.P. Morgan Tax Aware US Equity Fund - B Shares
J.P. Morgan Tax Aware US Equity Fund - C Shares
J.P. Morgan Tax Aware US Equity Fund - Select Shares
J.P. Morgan Tax Aware US Equity Fund - Institutional Shares
J.P. Morgan Global Healthcare Fund - A Shares
J.P. Morgan Global Healthcare Fund - B Shares
J.P. Morgan Global Healthcare Fund - C Shares
J.P. Morgan Global Healthcare Fund - Select Shares
J.P. Morgan Global 50 Fund - A Shares
J.P. Morgan Global 50 Fund - B Shares
J.P. Morgan Global 50 Fund - C Shares
J.P. Morgan Global 50 Fund - Select Shares
J.P. Morgan Tax Aware Disciplined Equity Fund - Institutional Shares J.P. Morgan Tax Aware Enhanced Income Fund - A Shares

J.P. Morgan Tax Aware Enhanced Income Fund - Select Shares
J.P. Morgan Tax Aware Enhanced Income Fund - Institutional Shares
J.P. Morgan SmartIndex Fund - Institutional Shares
J.P. Morgan Large Cap Growth Fund - Institutional Shares
J.P. Morgan Market Neutral Fund - A Shares
J.P. Morgan Market Neutral Fund - B Shares
J.P. Morgan Market Neutral Fund - Institutional Shares
J.P. Morgan California Bond Fund - A Shares
J.P. Morgan California Bond Fund - Select Shares
J.P. Morgan California Bond Fund - Institutional Shares
J.P. Morgan Disciplined Equity Value Fund - Institutional Shares
J.P. Morgan Enhanced Income Fund - Ultra Shares
J.P. Morgan Enhanced Income Fund - Institutional Shares
J.P. Morgan US High Yield Bond Fund - A Shares
J.P. Morgan US High Yield Bond Fund - B Shares

J.P. MORGAN FUNDS,
J.P. Morgan Fleming Emerging Markets Debt Fund - Select Shares
J.P. Morgan US Small Company Opportunities Fund - Select Shares

J.P. MORGAN INSTITUTIONAL FUNDS
J.P. Morgan Bond Fund - A Shares
J.P. Morgan Bond Fund - B Shares
J.P. Morgan Bond Fund - Select Shares
J.P. Morgan Bond Fund - Institutional Shares
J.P. Morgan Bond Fund - Ultra Shares
J.P. Morgan Fleming International Opportunities Fund - A Shares
J.P. Morgan Fleming International Opportunities Fund - B Shares
J.P. Morgan Fleming International Opportunities Fund - Institutional Shares J.P. Morgan Fleming International Opportunities Fund - Select Shares
J.P. Morgan US Equity Fund - A Shares
J.P. Morgan US Equity Fund - B Shares
J.P. Morgan US Equity Fund - C Shares
J.P. Morgan US Equity Fund - Institutional Shares
J.P. Morgan US Equity Fund - Select Shares
J.P. Morgan Global Strategic Income Fund - A Shares
J.P. Morgan Global Strategic Income Fund - B Shares
J.P. Morgan Global Strategic Income Fund - Institutional Shares
J.P. Morgan Global Strategic Income Fund - Select Shares
J.P. Morgan Short Term Bond Fund - A Shares
J.P. Morgan Short Term Bond Fund - Institutional Shares
J.P. Morgan Short Term Bond Fund - Select Shares
J.P. Morgan US Small Company Fund - Institutional Shares
J.P. Morgan US Small Company Fund - Select Shares
J.P. Morgan Fleming International Value Fund - A Shares
J.P. Morgan Fleming International Value Fund - B Shares

J.P. Morgan Fleming International Value Fund - Institutional Shares J.P. Morgan Fleming International Value Fund - Select Shares
J.P. Morgan Fleming Emerging Markets Equity Fund - A Shares
J.P. Morgan Fleming Emerging Markets Equity Fund - B Shares
J.P. Morgan Fleming Emerging Markets Equity Fund - Institutional Shares J.P. Morgan Fleming Emerging Markets Equity Fund - Select Shares
J.P. Morgan Diversified Fund - Institutional Shares
J.P. Morgan Diversified Fund - Select Shares
J.P. Morgan Disciplined Equity Fund - A Shares
J.P. Morgan Disciplined Equity Fund - B Shares
J.P. Morgan Disciplined Equity Fund - Institutional Shares
J.P. Morgan Disciplined Equity Fund - Select Shares

J.P. MORGAN SERIES TRUST II
J.P. Morgan International Opportunities Portfolio
J.P. Morgan Small Company Portfolio
J.P. Morgan US Disciplined Equity Portfolio
J.P. Morgan Bond Portfolio
J.P. Morgan Mid Cap Value Portfolio

MUTUAL VARIABLE ANNUITY TRUST,
Vista Capital Advantage Variable Annuity Capital Growth Portfolio
Vista Capital Advantage Variable Annuity Growth & Income Portfolio Vista Capital Advantage Variable Annuity International Equity Portfolio Vista Capital Advantage Variable Annuity Asset Allocation Portfolio Vista Capital Advantage Variable Annuity Money Market Portfolio
Vista Capital Advantage Variable Annuity US Government Income Portfolio

MUTUAL FUND TRUST,
J.P. Morgan Prime Money Market - Morgan Shares
J.P. Morgan Prime Money Market - B Shares
J.P. Morgan Prime Money Market - C Shares
J.P. Morgan Prime Money Market - Premier Shares
J.P. Morgan Prime Money Market - Agency Shares
J.P. Morgan Prime Money Market - Institutional Shares
J.P. Morgan Prime Money Market - Reserve Shares
J.P. Morgan Prime Money Market - Cash Mgmt Shares
J.P. Morgan Prime Money Market - Select Shares
J.P. Morgan Federal Money Market - Morgan Shares
J.P. Morgan Federal Money Market - Premier Shares
J.P. Morgan Federal Money Market - Agency Shares
J.P. Morgan Federal Money Market - Institutional Shares
J.P. Morgan Treasury Plus Money Market - Morgan Shares
J.P. Morgan Treasury Plus Money Market - Premier Shares
J.P. Morgan Treasury Plus Money Market - Agency Shares
J.P. Morgan Treasury Plus Money Market - Institutional Shares

J.P. Morgan Treasury Plus Money Market - Reserve Shares
J.P. Morgan Tax Free Money Market - Morgan Shares
J.P. Morgan Tax Free Money Market - Premier Shares
J.P. Morgan Tax Free Money Market - Agency Shares
J.P. Morgan Tax Free Money Market - Institutional Shares
J.P. Morgan US Government Money Market - Morgan Shares
J.P. Morgan US Government Money Market - Premier Shares
J.P. Morgan US Government Money Market - Agency Shares
J.P. Morgan US Government Money Market - Institutional Shares
J.P. Morgan 100% US Treasury Securities Money Market - Morgan Shares
J.P. Morgan 100% US Treasury Securities Money Market - Premier Shares
J.P. Morgan 100% US Treasury Securities Money Market - Agency Shares
J.P. Morgan 100% US Treasury Securities Money Market - Institutional Shares J.P. Morgan California Tax Free Money Market - Morgan Shares
J.P. Morgan New York Tax Free Money Market - Morgan Shares
J.P. Morgan New York Tax Free Money Market - Reserve Shares
J.P. Morgan Liquid Assets - Morgan Shares
J.P. Morgan Liquid Assets - Premier Shares
J.P. Morgan Liquid Assets - Agency Shares
J.P. Morgan Liquid Assets - Institutional Shares
J.P. Morgan Liquid Assets - Capital Shares

MUTUAL FUND SELECT GROUP,
J.P. Morgan Bond Fund II - A Shares
J.P. Morgan Bond Fund II - B Shares
J.P. Morgan Bond Fund II - Select Shares
J.P. Morgan Intermediate Bond Fund - A Shares
J.P. Morgan Intermediate Bond Fund - Select Shares
J.P. Morgan Select Large Cap Growth Fund
J.P. Morgan Select Mid Cap Equity Fund
J.P. Morgan Select Small Cap Equity Fund
J.P. Morgan Select Balanced Fund
J.P. Morgan Select Equity Income Fund
J.P. Morgan Select International Equity Fund - A Shares
J.P. Morgan Select International Equity Fund - B Shares
J.P. Morgan Select International Equity Fund - Institutional Shares J.P. Morgan Select International Equity Fund - Select Shares
J.P. Morgan Select Large Cap Equity Fund

MUTUAL FUND GROUP,
J.P. Morgan Fleming European Fund - A Shares
J.P. Morgan Fleming European Fund - B Shares
J.P. Morgan Fleming European Fund - C Shares
J.P. Morgan Fleming European Fund - Select Shares
J.P. Morgan Fleming European Fund - Institutional Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - A Shares

J.P. Morgan Fleming Tax Aware International Opportunities Fund - B Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - C Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - Institutional Shares
J.P. Morgan Short Term Bond Fund II - A Shares
J.P. Morgan Short Term Bond Fund II - Select Shares
J.P. Morgan Short Term Bond Fund II - M Shares
J.P. Morgan US Treasury Income Fund - A Shares
J.P. Morgan US Treasury Income Fund - B Shares
J.P. Morgan US Treasury Income Fund - Select Shares
J.P. Morgan Strategic Income Fund - A Shares
J.P. Morgan Strategic Income Fund - B Shares
J.P. Morgan Strategic Income Fund - C Shares
J.P. Morgan Strategic Income Fund - Select Shares
J.P. Morgan Strategic Income Fund - M Shares
J.P. Morgan Capital Growth Fund - A Shares
J.P. Morgan Capital Growth Fund - B Shares
J.P. Morgan Capital Growth Fund - C Shares
J.P. Morgan Capital Growth Fund - Select Shares
J.P. Morgan H&Q Technology Fund - A Shares
J.P. Morgan H&Q Technology Fund - B Shares
J.P. Morgan H&Q Technology Fund - C Shares
J.P. Morgan Focus Fund - A Shares
J.P. Morgan Focus Fund - B Shares
J.P. Morgan Focus Fund - C Shares
J.P. Morgan Focus Fund - Select Shares
J.P. Morgan Growth & Income Fund - A Shares
J.P. Morgan Growth & Income Fund - B Shares
J.P. Morgan Growth & Income Fund - C Shares
J.P. Morgan Growth & Income Fund - Select Shares
J.P. Morgan Select Growth & Income Fund
J.P. Morgan Fleming International Growth Fund - A Shares
J.P. Morgan Fleming International Growth Fund - B Shares
J.P. Morgan Fleming International Growth Fund - C Shares
J.P. Morgan Fleming Japan Fund - A Shares
J.P. Morgan Fleming Japan Fund - B Shares
J.P. Morgan Small Cap Equity Fund - A Shares
J.P. Morgan Small Cap Equity Fund - B Shares
J.P. Morgan Small Cap Equity Fund - Select Shares
J.P. Morgan Dynamic Small Cap Fund - A Shares
J.P. Morgan Dynamic Small Cap Fund - B Shares
J.P. Morgan Dynamic Small Cap Fund - C Shares
J.P. Morgan Dynamic Small Cap Fund - Select Shares

MUTUAL FUND SELECT TRUST,
J.P. Morgan New York Intermediate Tax Free Income Fund - A Shares
J.P. Morgan New York Intermediate Tax Free Income Fund - B Shares

J.P. Morgan New York Intermediate Tax Free Income Fund - Select Shares
J.P. Morgan New York Intermediate Tax Free Income Fund - Institutional Shares J.P. Morgan Intermediate Tax Free Income Fund - Select Shares
J.P. Morgan Intermediate Tax Free Income Fund - Institutional Shares
J.P. Morgan New Jersey Tax Free Income Fund - Select Shares
J.P. Morgan Tax Free Income Fund - A Shares
J.P. Morgan Tax Free Income Fund - B Shares
J.P. Morgan Tax Free Income Fund - Select Shares

MUTUAL FUND INVESTMENT TRUST,
J.P. Morgan Balanced Fund - A Shares
J.P. Morgan Balanced Fund - B Shares
J.P. Morgan Balanced Fund - C Shares
J.P. Morgan Balanced Fund - Select Shares
J.P. Morgan Core Equity Fund - A Shares
J.P. Morgan Core Equity Fund - B Shares
J.P. Morgan Core Equity Fund - C Shares
J.P. Morgan Core Equity Fund - Select Shares
J.P. Morgan Equity Growth Fund - A Shares
J.P. Morgan Equity Growth Fund - B Shares
J.P. Morgan Equity Growth Fund - C Shares
J.P. Morgan Equity Growth Fund - Select Shares
J.P. Morgan Equity Growth Fund II
J.P. Morgan Equity Income Fund - A Shares
J.P. Morgan Equity Income Fund - B Shares
J.P. Morgan Equity Income Fund - C Shares
J.P. Morgan Equity Income Fund - Select Shares
J.P. Morgan Mid Cap Growth Fund - A Shares
J.P. Morgan Mid Cap Growth Fund - B Shares

FLEMING MUTUAL FUND GROUP, AND
J.P. Morgan Small Cap Growth Fund - A Shares
J.P. Morgan Small Cap Growth Fund - B Shares
J.P. Morgan Small Cap Growth Fund - C Shares
J.P. Morgan Small Cap Growth Fund - Institutional Shares
J.P. Morgan Small Cap Growth Fund - Select Shares
J.P. Morgan Mid Cap Value Fund - A Shares
J.P. Morgan Mid Cap Value Fund - B Shares
J.P. Morgan Mid Cap Value Fund - C Shares
J.P. Morgan Mid Cap Value Fund - Institutional Shares
J.P. Morgan Mid Cap Value Fund - Select Shares

J.P. MORGAN CHASE & CO. SOLELY WITH RESPECT TO
EACH ACCOUNT REGISTERED IN THE NAME OF J.P. MORGAN
CHASE BANK NA (OR AN AFFILIATE), SPECIAL ACCT. BENEFIT OF CLIENTS
ATTN: KEN FAITH IN THE FOLLOWING AMERICAN CENTURY FUNDS:

American Century Ultra Fund
American Century Select Fund
American Century International Growth Fund
American Century International Discovery Fund
American Century Value Fund
American Century California Tax Free Money Market Fund
American Century Florida Municipal Money Market Fund
American Century California Intermediate Tax Free Fund
American Century GNMA Fund
American Century California High Yield Municipal Fund
American Century Florida Intermediate Term Municipal Fund
American Century California Municipal Money Market Fund
American Century Heritage Fund
American Century Equity Income Fund
American Century California Long Term Tax Free Fund
American Century High Yield Bond Fund
American Century Real Estate Fund
American Century Growth Fund
American Century Small Cap Value Fund

By:
   --------------------------------------
Title:
      -----------------------------------


DST SYSTEMS, INC.

By:
   --------------------------------------
Title:
      -----------------------------------


JP Morgan All Trusts Final-mk (04/10/02)

                                                                       EXHIBIT A

                                  FEE SCHEDULE
                 TERM: SEPTEMBER 1,2001 THROUGH AUGUST 31, 2006

I.   TRANSFER AGENCY

     A.   BASE FEES

          Complex Base Fee - $2,769,735 per year for the combined relationship

          Base Fee Per CUSIP (across the Fund Sponsor):

          CUSIPS 1 - 201 (excl ACI & Commingled)             $  12,000 per CUSIP per year
          CUSIPS 201 + (excl ACI & Commingled)               $  10,000 per CUSIP per year

          ACI CUSIPS                                         $   6,000 per CUSIP per year

          Commingled CUSIPS - Remote Only                    $   9,000 per CUSIP per year
          Commingled CUSIPS - DST Full Service               $  10,000 per CUSIP per year

          Closed CUSIPS - $150 per month through May of the following year

     B.   ACCOUNT MAINTENANCE AND PROCESSING FEES

          Non-Institutional Non-Network Level 3 Open Accounts - $16.35 per account per year Non-Institutional Network Level 3 Open Accounts - $12.85 per account per year Institutional Open Accounts:

               Accounts in the range from   0 -   400:  no charge, included in complex base fee
               Accounts in the range from 401 -   600:  $1,160 per account per year
               Accounts in the range from 601 -   800:  $930 per account per year
               Accounts in the range from 801 - 1,000:  $700 per account per year
               Accounts in the range over 1,000:        $580 per account per year

          Closed Accounts - included in base/account fees

          Transaction Fees:
               New Account Set Up (Load funds only - monthly new accounts equal to 3.5% of prior month end open accounts at no charge; no carry over from month-to-month):
                    Manual - $4.05
                    NSCC - $1.75
               Manual Transactions - $2.90 (Load funds only - eight transactions per account per year excluding dividends, calculated monthly based on prior month end open accounts, at no charge; includes financial, non-financial, confirmed orders, omnibus, dealer maintenance; no carry over from month-to-month)
               Contingency Processing - $1,000 per initiation + $5.00 per retail transaction and/or $10.00 per institutional transaction (for entities that remotely process; includes financial, non-financial, confirmed orders, omnibus and maintenance transactions)
               Non-Institutional Omnibus Transactions - $1.00 per transaction

               Phone Calls (unbundled from complex base fee for both load and no-load funds): Inbound & Outbound, including Fulfillment - $4.60 Correspondence - $4.65 (Load funds only - monthly letters equal to 2% of prior month end open accounts at no charge; no carry over from month-to-month)
          Lost Shareholder Compliance - $1.25 per lost shareholder account per year + $1.60 per database match
          Checkwriting - included in base/account fees
          ACH Transactions & Listbill Processing - included in base/account fees Contingent Deferred Sales Charge / Sharelot Accounting - included in base/account fees
          12b-1 / TASS Processing - included in base/account fees
          Investor Facility - included in base/account fees
          Special 12b-1 Runs (more than 1 monthly cycle and 2 quarterly cycles)
          - $1,338/quarter plus $.01 per open and closed account per cycle

     C.   SHAREOWNER/MANAGEMENT COMPANY CHARGES

          Fiduciary Trustee Fees:
          Paid By the Shareowner:
               Non-J.P. Morgan Chase Employees (Traditional and Roth IRA) - $15.00 per social security # per plan type per year
               Simples (Non DFI) - $10.00 per social security # per plan type per year, $0 Set-up charge
               Simples (DFI) - $10.00 per social security # per plan type per year, $10.00 Set-up charge
          Paid By the Management Company:
               J.P. Morgan/Chase Employees (Traditional and Roth IRA) - $5.00 per acct per year
               No Fee IRA's (Traditional and Roth IRA) - $15.00 per social security # per plan type per year
          403(b) Loan Fees:
               Application/Origination Fee - $25.00 per loan
               Annual Processing Fee - $25.00 per loan per year

     D.   OPTIONAL SERVICES

          Literature Reports - up to 10 standard reports monthly included in account fees (across the Fund Sponsor); reports requiring programming billed separately
          CD-ROM - 1992 - 1998 history included in account fees
          Market Advisor Support - $59,350 per FTE per year (across the Fund
               Sponsor) (currently 3.0 FTE's; changes subject to joint approval) Financial Intermediary Interface:
               Automated:
                    First four funds - $19,780 per intermediary per year
                    Each additional fund - $3,490 per year
          Manual/Partially Automated:
                    First four funds - $39,570 per intermediary per year
                    Each additional fund - $6,980 per year
          After Hours Messaging Service:
               Messages Received - $2.30 per message

          Literature Orders - $2.90 per order
          Asset Allocation/Reallocation:
               $1,000 per model per year
               $2.91 per manual purchase transaction
               $10.00 per rebalancing event
          Third Party Checks - included in account fees
          TCB Disaster Recovery Process - included in account fees
          Laser Redemption Checks - included in account fees
          Excess History Fees - $3.80 per 1,000 lines of account history, $2.50 per 1,000 lines of purged history
          Sub-Accounting Dividend and Share Reconciliation - $760 per CUSIP per year

          Programming Rates (rates not subject to usual DST annual increases provided the existing six dedicated resources are maintained during the term of this agreement; additional resources would be priced at DST's standard rate at the time of the addition):

               COBOL Programmer:
                    Dedicated Resources                       $140,400 per year
                    On-Request:                               $111.28 per hour

               Additional JP Morgan COBOL Programmers:
                    Dedicated Resources                       $150,000 per year
                    On-Request                                $120.00 per hour

               Workstation Programmer:
                    Dedicated Resources                       $169,520 per year
                    On-Request                                $139.36 per hour

               Business Analyst/Tester:
                    Dedicated Resources                       $85,800 per year
                    On-Request                                $79.56 per hour

          *Full Service Staff Support:
               Senior Staff Support                           $70 per hour
               Staff Support                                  $50 per hour
               Clerical Support                               $40 per hour

          Insight Technical Support $60,000 per year (across the Fund Sponsor) TRAC-2000 - separate schedule
          TA2000 Voice System - see Exhibit I
          *NSCC - see Exhibit II
          *Remote TA2000 AWD/IWS Software and Licensing Fees - under separate agreement
          *FAN - under separate agreement
          Vision - under separate agreement
          Fanmail - under separate agreement

                                                                       EXHIBIT A

          Escheatment costs - Full Service Staff Support hourly rates plus reimbursable expenses Conversion/Acquisition Costs - out of pocket expenses including but not limited to travel and accommodations, programming, training, equipment installation, etc.

NOTES TO THE ABOVE FEE SCHEDULE

A. The above schedule does not include out of pocket expenses incurred by DST on the Fund's behalf. Examples of out of pocket expenses include but are not limited to forms, postage, mailing services, telephone line and long distance charges, client remote hardware, disaster recovery (range through 12/31/2003, $0.08-$0.12 per acct per year, currently $0.10 based on actual expense, solely with respect to the current standard of thirty (30) hours after the third party vendor makes the second site available to DST), magnetic tapes, printing, ACH bank charges, NSCC charges, proxy processing, microfilm/microfiche, freight, T.I.N. certification, off-site record storage, second site disaster recovery, transmission of statement data for remote processing, etc. All travel and accommodation expenses incurred for regular operations meetings away from Kansas City by DST's relationship manager and above will be borne by DST. All travel and accommodation expenses related to JP Morgan monthly marketing or distribution meetings, conversions/acquisitions and other special requests will be borne by JP Morgan.

B. Service fees and out of pocket expenses are billed monthly. Any fees or out-of-pocket expenses not paid within 30 days of the date of the original invoice will be charged a late payment fee of 1.5% per month until payment is received.

C. In the event a Trust were, during any term of this Agreement, to move its Transfer Agency servicing operation from the DST Full Service platform to any other TA2000 platform (i.e., become a remote user of TA2000) for any reason other than material service deficiencies brought to DST's attention which were not remedied within an acceptable timeframe: such Trust would compensate DST for staff wind down and related expenses using the aggregate of the salaries paid by DST during the two months immediately preceding the termination to all DST personnel utilized to provide Transfer Agent and Corporate Support services to the Funds. The foregoing two month wind down compensation would apply at the time of internalization.

D. Six months notice is required by either party for any termination of this Transfer Agency Agreement.

E. The reduced fees in this schedule, except those indicated by an "*", are guaranteed through August 31, 2006 without annual increases and are predicated on the Trust's commitment that the full Initial Term of this agreement will be fulfilled. (Items marked by an "*" are subject to change with 60 days written notice.) Should a Trust terminate this Transfer Agency Agreement prior to the end of the Initial Term, whether as a Full Service or as a Remote servicing relationship at the time of termination, DST will recover $650,000 in fee concessions for each year or partial year of this Agreement (or any subsequent Remote Agreement) that has been fulfilled. For example, if a Trust terminates this Agreement in July 2003, fees due would be $1,300,000 ($650,000 x 2). This clause is transferable to any subsequent agreement entered into with DST, Full Service or Remote, with respect to the original, initial five (5) year term of this Agreement (that is, through August 31, 2006). During the Initial Term of this Agreement, should the servicing scenario or business conditions upon which the fees in this Agreement are based materially change, causing the parties to reconsider these fees, DST will also reconsider the structure and/or the magnitude of this recovery clause.

F. Unless the Parties agree to a new fee schedule prior to the expiration of the then current term, immediately upon the expiration of the initial term of this Agreement (which is the term of this Fee Schedule) and, thereafter, as of each anniversary of this Agreement, the fees and charges set forth in this Exhibit A, excluding those items marked with an asterisk ("*"), shall increase annually upon each anniversary of this Agreement (therefore, the first fee increase shall take effect as of September 1, 2006) over the fees and charges during the prior 12 months in an amount not less than the annual percentage of change in the Consumer Price Index in the Kansas City, Missouri-Kansas Standard Metropolitan Statistical Area, All Items, Base 1982-1984=100, as last reported by the U.S. Bureau of Labor Statistics for the 12 calendar months immediately preceding such anniversary.

G. Should a Trust terminate this Transfer Agency agreement and deconvert from TA2000 prior to the end of the then current term, DST will impose, and each Trust will pay, an early termination penalty equal to 3% of total fees (before discounts but exclusive of reimbursement of out-of- pockets) for each year of the contract remaining, prorated for partial years. This calculation will be based upon the prior 12 months of total fees (before discounts but exclusive of reimbursement of out-of- pockets) assessed. For example, if a Trust terminates the agreement on February 28, 2003, 3 1/2 years of the agreement would remain and fees due would be 10 1/2% (3 1/2 x 3%) of the total fees (before discounts but exclusive of reimbursement of out-of- pockets) paid in the previous 12 months.

H.   Non-Institutional open account rates will be discounted as follows:

          Accounts in the range of 350,000 - 750,000           5% discount
          Accounts in the range of 750,001 - 1,000,000        10% discount
          Accounts greater than 1,000,001                     15% discount

                                                                       EXHIBIT I

                             TA2000 VOICE(TM) SYSTEM
                                  FEE SCHEDULE

PER CALL SERVICE FEE

Utilization of DST's TA2000 Voice(TM) System is based on a service fee of $.21 PER CALL. Each call has a maximum duration of seven (7) minutes. This charge is a flat rate regardless of the number or type of transactions that a shareholder processes during the call. A given call could result in inquiries and/or transactions being processed for various funds in the complex. Therefore, on a monthly basis, DST will report the number of inquiries and/or transactions processed by fund. A percentage of the total will be derived and reported for each fund. As a result of this process, DST will allocate the charges among the individual funds.

MULTIPLE CALL FLOWS

An additional fee of $525 per month will be charged for each additional call flow that requires different flows, functions, vocabulary, processing, rules or access method. An additional fee of $210 per month will be charged for each additional call flow that is identical in flows, functions, vocabulary, processing rules or access method.

MINIMUM MONTHLY CHARGE

DST's commitment to the reliability and continued enhancement of the TA2000 Voice System necessitates a minimum monthly charge for the service. The minimum monthly charge will only be assessed when it is greater than the monthly service fees. The minimum monthly charge will be implemented on a graduated basis based on the number of CUSIPS and shareholders in a fund complex and is the sum of the CUSIP and account charges. The schedule for this charge is as follows:

          YEARS         CHARGE PER          CHARGE PER
           OF        CUSIP AUTHORIZED       SHAREHOLDER
         SERVICE       FOR SERVICE*          ACCOUNT**
           1            $  52.50              $ .002

           2            $  78.75              $ .003

           3            $ 105.00              $ .004

     * CUSIPS ADDED TO THE SERVICE will be subject to the same minimums being charged to the other CUSIPS in the complex at the time the CUSIPS are added.

     ** THE PER ACCOUNT CHARGE is based on the total number of shareholder accounts in authorized CUSIPS at the end of each month.

OUT-OF-POCKET COSTS

Each fund complex will require a unique WATS number for their shareholders to call. Each WATS number will require a specific number of trunks to service a given volume of shareholder calls. All installation and monthly usage charges associated with these will be billed through monthly out-of-pocket invoices.

                                                                      EXHIBIT II

                      NSCC FEES AND OUT-OF-POCKET EXPENSES

SETTLING BANK FEES

     The fund may be charged fees by the Settling Bank at which the net settlement account resides for monthly maintenance of this account. These are negotiated directly between the Fund and the Settling Bank.

NSCC PARTICIPANT FEES

     The NSCC charges $40 per month per management company for CPU access/shared line costs.

     A combined participant base fee of $200 per month is charged for the following services:

     FUND/SERV:

     The NSCC charges an activity charge of $.175 per inputted transaction. Transactions include purchases, redemptions and exchanges.

     NETWORKING: The NSCC charges the following activity fee:

          -    $.02 per account for funds paying dividends on a monthly basis
          -    $.01 per account for funds paying dividends other than monthly

     COMMISSION SETTLEMENT:  The NSCC charges the following processing fee:

          - $.30 per hundred records, per month, for one to 500,000 records; there is a $50 per month minimum processing charge

          - $.20 per hundred records, per month, for 500,001 to 1,000,000 records

          - $.10 per hundred records, per month, for 1,000,001 records and above


Note: Participant fees are cumulative when Fund/SERV, Networking and/or
      Commission Settlement are used in conjunction with each other.

                                                                       EXHIBIT B
                                                            AUTHORIZED PERSONNEL

Pursuant to Section 8.B.(3) of the Agency Agreement between the Trust and DST (the "Agreement"), the Trust authorizes the following Trust personnel to provide instructions to DST, and receive inquiries from DST in connection with the
Agreement:

     NAME              TITLE              SIGNATURE
     ----              -----              ---------

This Exhibit may be revised by the Trust by providing DST with a substitute Exhibit B. Any such substitute Exhibit B shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

ACKNOWLEDGMENT OF RECEIPT:

DST SYSTEMS, INC.

By:
   ---------------------------------
Title:
      ------------------------------
Date:
     -------------------------------


J.P. MORGAN SERIES TRUST,
J.P. Morgan Tax Aware Small Company Opportunities Fund - A Shares
J.P. Morgan Tax Aware Small Company Opportunities Fund - B Shares
J.P. Morgan Tax Aware Small Company Opportunities Fund - C Shares
J.P. Morgan Tax Aware Small Company Opportunities Fund - Select Shares J.P. Morgan Tax Aware US Equity Fund - A Shares
J.P. Morgan Tax Aware US Equity Fund - B Shares
J.P. Morgan Tax Aware US Equity Fund - C Shares
J.P. Morgan Tax Aware US Equity Fund - Select Shares
J.P. Morgan Tax Aware US Equity Fund - Institutional Shares
J.P. Morgan Global Healthcare Fund - A Shares

J.P. Morgan Global Healthcare Fund - B Shares
J.P. Morgan Global Healthcare Fund - C Shares
J.P. Morgan Global Healthcare Fund - Select Shares
J.P. Morgan Global 50 Fund - A Shares
J.P. Morgan Global 50 Fund - B Shares
J.P. Morgan Global 50 Fund - C Shares
J.P. Morgan Global 50 Fund - Select Shares
J.P. Morgan Tax Aware Disciplined Equity Fund - Institutional Shares J.P. Morgan Tax Aware Enhanced Income Fund - A Shares
J.P. Morgan Tax Aware Enhanced Income Fund - Select Shares
J.P. Morgan Tax Aware Enhanced Income Fund - Institutional Shares
J.P. Morgan SmartIndex Fund - Institutional Shares
J.P. Morgan Large Cap Growth Fund - Institutional Shares
J.P. Morgan Market Neutral Fund - A Shares
J.P. Morgan Market Neutral Fund - B Shares
J.P. Morgan Market Neutral Fund - Institutional Shares
J.P. Morgan California Bond Fund - A Shares
J.P. Morgan California Bond Fund - Select Shares
J.P. Morgan California Bond Fund - Institutional Shares
J.P. Morgan Disciplined Equity Value Fund - Institutional Shares
J.P. Morgan Enhanced Income Fund - Ultra Shares
J.P. Morgan Enhanced Income Fund - Institutional Shares
J.P. Morgan US High Yield Bond Fund - A Shares
J.P. Morgan US High Yield Bond Fund - B Shares

J.P. MORGAN FUNDS,
J.P. Morgan Fleming Emerging Markets Debt Fund - Select Shares
J.P. Morgan US Small Company Opportunities Fund - Select Shares

J.P. MORGAN INSTITUTIONAL FUNDS
J.P. Morgan Bond Fund - A Shares
J.P. Morgan Bond Fund - B Shares
J.P. Morgan Bond Fund - Select Shares

J.P. Morgan Bond Fund - Institutional Shares
J.P. Morgan Bond Fund - Ultra Shares

J.P. Morgan Fleming International Opportunities Fund - A Shares
J.P. Morgan Fleming International Opportunities Fund - B Shares
J.P. Morgan Fleming International Opportunities Fund - Institutional Shares J.P. Morgan Fleming International Opportunities Fund - Select Shares
J.P. Morgan US Equity Fund - A Shares
J.P. Morgan US Equity Fund - B Shares
J.P. Morgan US Equity Fund - C Shares
J.P. Morgan US Equity Fund - Institutional Shares
J.P. Morgan US Equity Fund - Select Shares
J.P. Morgan Global Strategic Income Fund - A Shares
J.P. Morgan Global Strategic Income Fund - B Shares
J.P. Morgan Global Strategic Income Fund - Institutional Shares

J.P. Morgan Global Strategic Income Fund - Select Shares
J.P. Morgan Short Term Bond Fund - A Shares
J.P. Morgan Short Term Bond Fund - Institutional Shares
J.P. Morgan Short Term Bond Fund - Select Shares
J.P. Morgan US Small Company Fund - Institutional Shares
J.P. Morgan US Small Company Fund - Select Shares
J.P. Morgan Fleming International Value Fund - A Shares
J.P. Morgan Fleming International Value Fund - B Shares
J.P. Morgan Fleming International Value Fund - Institutional Shares J.P. Morgan Fleming International Value Fund - Select Shares
J.P. Morgan Fleming Emerging Markets Equity Fund - A Shares
J.P. Morgan Fleming Emerging Markets Equity Fund - B Shares
J.P. Morgan Fleming Emerging Markets Equity Fund - Institutional Shares J.P. Morgan Fleming Emerging Markets Equity Fund - Select Shares
J.P. Morgan Diversified Fund - Institutional Shares
J.P. Morgan Diversified Fund - Select Shares
J.P. Morgan Disciplined Equity Fund - A Shares
J.P. Morgan Disciplined Equity Fund - B Shares
J.P. Morgan Disciplined Equity Fund - Institutional Shares
J.P. Morgan Disciplined Equity Fund - Select Shares

J.P. MORGAN SERIES TRUST II
J.P. Morgan International Opportunities Portfolio
J.P. Morgan Small Company Portfolio
J.P. Morgan US Disciplined Equity Portfolio
J.P. Morgan Bond Portfolio
J.P. Morgan Mid Cap Value Portfolio

MUTUAL VARIABLE ANNUITY TRUST,
Vista Capital Advantage Variable Annuity Capital Growth Portfolio
Vista Capital Advantage Variable Annuity Growth & Income Portfolio Vista Capital Advantage Variable Annuity International Equity Portfolio Vista Capital Advantage Variable Annuity Asset Allocation Portfolio Vista Capital Advantage Variable Annuity Money Market Portfolio
Vista Capital Advantage Variable Annuity US Government Income Portfolio

MUTUAL FUND TRUST,
J.P. Morgan Prime Money Market - Morgan Shares
J.P. Morgan Prime Money Market - B Shares
J.P. Morgan Prime Money Market - C Shares
J.P. Morgan Prime Money Market - Premier Shares
J.P. Morgan Prime Money Market - Agency Shares
J.P. Morgan Prime Money Market - Institutional Shares
J.P. Morgan Prime Money Market - Reserve Shares
J.P. Morgan Prime Money Market - Cash Mgmt Shares
J.P. Morgan Prime Money Market - Select Shares
J.P. Morgan Federal Money Market - Morgan Shares

J.P. Morgan Federal Money Market - Premier Shares
J.P. Morgan Federal Money Market - Agency Shares
J.P. Morgan Federal Money Market - Institutional Shares
J.P. Morgan Treasury Plus Money Market - Morgan Shares
J.P. Morgan Treasury Plus Money Market - Premier Shares
J.P. Morgan Treasury Plus Money Market - Agency Shares
J.P. Morgan Treasury Plus Money Market - Institutional Shares
J.P. Morgan Treasury Plus Money Market - Reserve Shares
J.P. Morgan Tax Free Money Market - Morgan Shares
J.P. Morgan Tax Free Money Market - Premier Shares
J.P. Morgan Tax Free Money Market - Agency Shares
J.P. Morgan Tax Free Money Market - Institutional Shares
J.P. Morgan US Government Money Market - Morgan Shares
J.P. Morgan US Government Money Market - Premier Shares
J.P. Morgan US Government Money Market - Agency Shares
J.P. Morgan US Government Money Market - Institutional Shares
J.P. Morgan 100% US Treasury Securities Money Market - Morgan Shares
J.P. Morgan 100% US Treasury Securities Money Market - Premier Shares
J.P. Morgan 100% US Treasury Securities Money Market - Agency Shares
J.P. Morgan 100% US Treasury Securities Money Market - Institutional Shares J.P. Morgan California Tax Free Money Market - Morgan Shares
J.P. Morgan New York Tax Free Money Market - Morgan Shares
J.P. Morgan New York Tax Free Money Market - Reserve Shares
J.P. Morgan Liquid Assets - Morgan Shares
J.P. Morgan Liquid Assets - Premier Shares
J.P. Morgan Liquid Assets - Agency Shares
J.P. Morgan Liquid Assets - Institutional Shares
J.P. Morgan Liquid Assets - Capital Shares

MUTUAL FUND SELECT GROUP,
J.P. Morgan Bond Fund II - A Shares
J.P. Morgan Bond Fund II - B Shares
J.P. Morgan Bond Fund II - Select Shares
J.P. Morgan Intermediate Bond Fund - A Shares
J.P. Morgan Intermediate Bond Fund - Select Shares
J.P. Morgan Select Large Cap Growth Fund
J.P. Morgan Select Mid Cap Equity Fund
J.P. Morgan Select Small Cap Equity Fund
J.P. Morgan Select Balanced Fund
J.P. Morgan Select Equity Income Fund
J.P. Morgan Select International Equity Fund - A Shares
J.P. Morgan Select International Equity Fund - B Shares
J.P. Morgan Select International Equity Fund - Institutional Shares J.P. Morgan Select International Equity Fund - Select Shares
J.P. Morgan Select Large Cap Equity Fund

MUTUAL FUND GROUP,

J.P. Morgan Fleming European Fund - A Shares
J.P. Morgan Fleming European Fund - B Shares
J.P. Morgan Fleming European Fund - C Shares
J.P. Morgan Fleming European Fund - Select Shares
J.P. Morgan Fleming European Fund - Institutional Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - A Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - B Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - C Shares
J.P. Morgan Fleming Tax Aware International Opportunities Fund - Institutional
  Shares
J.P. Morgan Short Term Bond Fund II - A Shares
J.P. Morgan Short Term Bond Fund II - Select Shares
J.P. Morgan Short Term Bond Fund II - M Shares
J.P. Morgan US Treasury Income Fund - A Shares
J.P. Morgan US Treasury Income Fund - B Shares
J.P. Morgan US Treasury Income Fund - Select Shares
J.P. Morgan Strategic Income Fund - A Shares
J.P. Morgan Strategic Income Fund - B Shares
J.P. Morgan Strategic Income Fund - C Shares
J.P. Morgan Strategic Income Fund - Select Shares
J.P. Morgan Strategic Income Fund - M Shares
J.P. Morgan Capital Growth Fund - A Shares
J.P. Morgan Capital Growth Fund - B Shares
J.P. Morgan Capital Growth Fund - C Shares
J.P. Morgan Capital Growth Fund - Select Shares
J.P. Morgan H&Q Technology Fund - A Shares
J.P. Morgan H&Q Technology Fund - B Shares
J.P. Morgan H&Q Technology Fund - C Shares
J.P. Morgan Focus Fund - A Shares
J.P. Morgan Focus Fund - B Shares
J.P. Morgan Focus Fund - C Shares
J.P. Morgan Focus Fund - Select Shares
J.P. Morgan Growth & Income Fund - A Shares
J.P. Morgan Growth & Income Fund - B Shares
J.P. Morgan Growth & Income Fund - C Shares
J.P. Morgan Growth & Income Fund - Select Shares
J.P. Morgan Select Growth & Income Fund
J.P. Morgan Fleming International Growth Fund - A Shares
J.P. Morgan Fleming International Growth Fund - B Shares
J.P. Morgan Fleming International Growth Fund - C Shares
J.P. Morgan Fleming Japan Fund - A Shares
J.P. Morgan Fleming Japan Fund - B Shares
J.P. Morgan Small Cap Equity Fund - A Shares
J.P. Morgan Small Cap Equity Fund - B Shares
J.P. Morgan Small Cap Equity Fund - Select Shares
J.P. Morgan Dynamic Small Cap Fund - A Shares
J.P. Morgan Dynamic Small Cap Fund - B Shares
J.P. Morgan Dynamic Small Cap Fund - C Shares

J.P. Morgan Dynamic Small Cap Fund - Select Shares

MUTUAL FUND SELECT TRUST,
J.P. Morgan New York Intermediate Tax Free Income Fund - A Shares
J.P. Morgan New York Intermediate Tax Free Income Fund - B Shares
J.P. Morgan New York Intermediate Tax Free Income Fund - Select Shares
J.P. Morgan New York Intermediate Tax Free Income Fund - Institutional Shares J.P. Morgan Intermediate Tax Free Income Fund - Select Shares
J.P. Morgan Intermediate Tax Free Income Fund - Institutional Shares
J.P. Morgan New Jersey Tax Free Income Fund - Select Shares
J.P. Morgan Tax Free Income Fund - A Shares
J.P. Morgan Tax Free Income Fund - B Shares
J.P. Morgan Tax Free Income Fund - Select Shares

MUTUAL FUND INVESTMENT TRUST,
J.P. Morgan Balanced Fund - A Shares
J.P. Morgan Balanced Fund - B Shares
J.P. Morgan Balanced Fund - C Shares
J.P. Morgan Balanced Fund - Select Shares
J.P. Morgan Core Equity Fund - A Shares
J.P. Morgan Core Equity Fund - B Shares
J.P. Morgan Core Equity Fund - C Shares
J.P. Morgan Core Equity Fund - Select Shares
J.P. Morgan Equity Growth Fund - A Shares
J.P. Morgan Equity Growth Fund - B Shares
J.P. Morgan Equity Growth Fund - C Shares
J.P. Morgan Equity Growth Fund - Select Shares
J.P. Morgan Equity Growth Fund II
J.P. Morgan Equity Income Fund - A Shares
J.P. Morgan Equity Income Fund - B Shares
J.P. Morgan Equity Income Fund - C Shares
J.P. Morgan Equity Income Fund - Select Shares
J.P. Morgan Mid Cap Growth Fund - A Shares
J.P. Morgan Mid Cap Growth Fund - B Shares

FLEMING MUTUAL FUND GROUP, AND
J.P. Morgan Small Cap Growth Fund - A Shares
J.P. Morgan Small Cap Growth Fund - B Shares
J.P. Morgan Small Cap Growth Fund - C Shares
J.P. Morgan Small Cap Growth Fund - Institutional Shares
J.P. Morgan Small Cap Growth Fund - Select Shares
J.P. Morgan Mid Cap Value Fund - A Shares
J.P. Morgan Mid Cap Value Fund - B Shares
J.P. Morgan Mid Cap Value Fund - C Shares
J.P. Morgan Mid Cap Value Fund - Institutional Shares
J.P. Morgan Mid Cap Value Fund - Select Shares

J.P. MORGAN CHASE & CO. SOLELY WITH RESPECT TO EACH ACCOUNT REGISTERED IN THE NAME OF J.P. MORGAN CHASE BANK NA (OR AN AFFILIATE), SPECIAL ACCT. BENEFIT OF CLIENTS ATTN: KEN FAITH IN THE FOLLOWING AMERICAN CENTURY FUNDS:
American Century Ultra Fund
American Century Select Fund
American Century International Growth Fund
American Century International Discovery Fund
American Century Value Fund
American Century California Tax Free Money Market Fund
American Century Florida Municipal Money Market Fund
American Century California Intermediate Tax Free Fund
American Century GNMA Fund
American Century California High Yield Municipal Fund
American Century Florida Intermediate Term Municipal Fund
American Century California Municipal Money Market Fund
American Century Heritage Fund
American Century Equity Income Fund
American Century California Long Term Tax Free Fund
American Century High Yield Bond Fund
American Century Real Estate Fund
American Century Growth Fund
American Century Small Cap Value Fund

By:
   ---------------------------------
Title:
      ------------------------------
Date:
     -------------------------------

                                                                       EXHIBIT C

                  TRANSFER AGENCY SERVICES AND SYSTEMS FEATURES

FUNCTIONS

A.   Issuance of stock certificates

B.   Recording of non-certificate shares

C.   Purchase, redemptions, exchanges, transfers and legal transfer

D.   Changes of address, etc.

E. Daily balancing of the Fund (that is maintaining the master, history and certificate files in balance, advising the Trust of any differences and resolving those caused by DST's error)

F.   Dividend calculation and disbursement

G.   Mailing of quarterly and annual reports, if requested

H.   Filing of 1099/1042 information to shareholders and government

I.   Provide N1R information - as available on TA2000

J.   Systematic withdrawal and purchase plans

K.   Pre-authorized checks

L.   Purchase reminders

M. Reconcilement of dividend and disbursement accounts and advising trust of any discrepancies

N.   Provide research and correspondence to shareholder's inquiries

O.   Daily communication of standard reports to the Fund

P.   Provide listings, labels and other special reports

Q.   Proxy issuance and tabulation

R.   Annual Statements of shareholders on microfilm

S.   Provide reports as required under Section 19K

T.   Wire order processing

U.   12B-1 processing

                                                                       EXHIBIT D

ABC - Auditor's Short Name
DEF - Auditor's Address
GHI - Auditor's Legal Name
JKL - Client Short Name
MNO - Client

                     CONFIDENTIALITY AGREEMENT FOR AUDITORS

     This Agreement entered into this ____ day of ____________, 20__, by and between DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri, 64105 ("DST") and GHI, DEF ("ABC").

     WHEREAS, DST has developed a proprietary software system for mutual fund shareholder recordkeeping and accounting ("DST System"); and

     WHEREAS, MNO ("JKL") and DST have entered into an Agency Agreement dated as of ________________________ (the "Agreement"), whereby JKL has obtained the right to access DST's TA2000(TM) System and the DST Facilities, as defined in the Agreement, in connection with the provisions of services to JKL's client investment companies (the "Funds");

     WHEREAS, pursuant to the Agreement JKL has the right to cause its auditors, ABC, to perform on-site audits of records and accounts and operating procedures directly pertaining to JKL's securityholder accounts in and the performance of services for the Funds (the "Audit Subject Matter") subject to the execution of this Confidentiality Agreement;

     WHEREAS, DST will not permit any auditor access to its Facilities, its TA2000 System and JKL's records in its possession and on its computers unless and until such auditor duly executes this Agreement;

     WHEREAS, each person set forth on the list attached hereto as Exhibit I (the "Auditors") (a) is employed and designated by ABC, JKL's independent, public auditing firm, to perform the aforementioned audit of the Audit Subject Matter and (b) must obtain such access in order (i) for ABC to fulfill its obligations to JKL and (ii) for each Auditor to perform their obligations to ABC;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

          (a) In accordance with the terms and conditions of the Agreement, DST shall permit the Auditors reasonable access to the DST Facilities, as defined in the Agreement, and the Audit Subject Matter and provide reasonable assistance to them.

          (b) ABC and each Auditor recognizes the proprietary right of DST in and to the TA2000 System which ABC and each Auditor agrees that: (i) all materials, information and data, in whatever form or media, including without limitation documents, specifications, forms, systems designs, structures, procedures, flow charts, data and screen formats, algorithms and source and object code, pertaining to aspects of the DST System which DST treats as confidential and protected, and requires its customers to treat as confidential and protected ("DST Information"), provided to or disclosed to ABC and its auditors shall remain the sole and exclusive property of DST; (ii) all DST Information shall be held in strictest confidence by ABC and each Auditor; (iii) ABC and each Auditor shall use such DST Information solely for the purpose of auditing the Audit Subject Matter in accordance with generally accepted auditing standards and, except for such audit, neither ABC nor any Auditor shall utilize, distribute, transfer or disclose in any way to any person or firm other than JKL the DST Information provided or disclosed to it by DST, its employees, representatives and agents; and (iv) only those employees, representatives or agents of ABC having a "need to know" shall have access to the DST Information.

          (c) Upon completion of its review of the DST Information furnished or disclosed to it (or upon earlier request by DST upon reasonable cause being shown) ABC and each of its Auditors: (i) shall return to DST any tangible materials furnished to any of them hereunder, and any copies thereof; (ii) shall make available to DST any portion of any analyses, compilations, studies or documents in whatever form or media made by it or any of the Auditors containing or summarizing the details of any DST Information; and (iii) shall safeguard or destroy, as DST may reasonably require, such portions thereof as might compromise the confidentiality of any DST Information; and (iv) shall provide DST with a written statement to effect that the obligations undertaken in (i) - (iii) of this Paragraph (c) have been fulfilled. Subsection (ii) hereof is not intended to, and does not, apply to or prohibit the preparation and provision solely to JKL and the Funds of an Audit Report conforming to generally accepted auditing standards and applicable law with respect thereto.

          (d) ABC shall be responsible for any breach of this Agreement by any of the Auditors.

          (e) This Agreement shall be inoperative as to such portions of the DST Information which (i) are or become generally available to the public other than as a result of a disclosure by ABC or the Auditors; or (ii) become available to ABC on a non-confidential basis from a third party (unrelated to ABC or DST) which is entitled to disclose it; or (iii) was known to ABC on a non-confidential basis prior to its disclosure to ABC by DST.

     The parties acknowledge that in the event of any breach or threatened breach of this Agreement remedies at law will be inadequate and the party seeking to enforce this Agreement will be entitled to injunctive and other equitable relief (without the posting of any bond).

     IN WITNESS WHEREOF, the parties hereto executed this Agreement the day and year first above written.

ABC                                      DST SYSTEMS, INC.

By:                                      By:
   ------------------------------           ----------------------------------

Dated:                                   Dated:
      ---------------------------              -------------------------------

                                    EXHIBIT I

     The following individuals are all employees of ABC and are the only persons whom ABC will use to perform the audit of the Audit Subject Matter and to whom DST Information will be disclosed. The signature of each Auditor hereupon evidences his/her acknowledgment and awareness of and agreement to be bound by the terms of the attached Confidentiality Agreement.

   NAME OF AUDITOR              TITLE              SIGNATURE
   ---------------              -----              ---------

                                   APPENDIX I

                             J.P. MORGAN TRUST LIST
                            Updated February 13, 2002

MUTUAL FUND TRUST                                                                             CUSIP NUMBER
-----------------                                                                             ------------
J.P. Morgan Prime Money Market - Morgan Shares                                                 62826N846
J.P. Morgan Prime Money Market - B Shares                                                      628263725
J.P. Morgan Prime Money Market - C Shares                                                      62826N861
J.P. Morgan Prime Money Market - Premier Shares                                                628263758
J.P. Morgan Prime Money Market - Agency Shares                                                 628263741
J.P. Morgan Prime Money Market - Institutional Shares                                          62826N770
J.P. Morgan Prime Money Market - Reserve Shares                                                62826N788
J.P. Morgan Prime Money Market - Cash Mgmt Shares                                              62826N747
J.P. Morgan Prime Money Market - Select Shares                                                 62826N739
J.P. Morgan Federal Money Market - Morgan Shares                                               62826N309
J.P. Morgan Federal Money Market - Premier Shares                                              62826N408
J.P. Morgan Federal Money Market - Agency Shares                                               62826N507
J.P. Morgan Federal Money Market - Institutional Shares                                        62826N689
J.P. Morgan Treasury Plus Money Market - Morgan Shares                                         62826N879
J.P. Morgan Treasury Plus Money Market - Premier Shares                                        62826N101
J.P. Morgan Treasury Plus Money Market - Agency Shares                                         62826N200
J.P. Morgan Treasury Plus Money Market - Institutional Shares                                  62826N762
J.P. Morgan Treasury Plus Money Market - Reserve Shares                                        62826N713
J.P. Morgan Tax Free Money Market - Morgan Shares                                              928374107
J.P. Morgan Tax Free Money Market - Premier Shares                                             928374875
J.P. Morgan Tax Free Money Market - Agency Shares                                              628263840
J.P. Morgan Tax Free Money Market - Institutional Shares                                       62826N754
J.P. Morgan US Government Money Market - Morgan Shares                                         928374206
J.P. Morgan US Government Money Market - Premier Shares                                        928374867
J.P. Morgan US Government Money Market - Agency Shares                                         628263832
J.P. Morgan US Government Money Market - Institutional Shares                                  62826N663
J.P. Morgan 100% US Treasury Securities Money Market - Morgan Shares                           62826N606
J.P. Morgan 100% US Treasury Securities Money Market - Premier Shares                          62826N804
J.P. Morgan 100% US Treasury Securities Money Market - Agency Shares                           62826N887
J.P. Morgan 100% US Treasury Securities Money Market - Institutional Shares                    62826N671
J.P. Morgan California Tax Free Money Market - Morgan Shares                                   928374859
J.P. Morgan New York Tax Free Money Market - Morgan Shares                                     928374305
J.P. Morgan New York Tax Free Money Market - Reserve Shares                                    62826N820
J.P. Morgan Liquid Assets - Morgan Shares                                                      62826N614
J.P. Morgan Liquid Assets - Premier Shares                                                     62826N622
J.P. Morgan Liquid Assets - Agency Shares                                                      62826N630
J.P. Morgan Liquid Assets - Institutional Shares                                               62826N655
J.P. Morgan Liquid Assets - Capital Shares                                                     62826N648

                                                               December 20, 2003

MUTUAL FUND GROUP                                                                             CUSIP NUMBER
-----------------                                                                             ------------
J.P. Morgan Fleming European Fund - A Shares                                                   628263717
J.P. Morgan Fleming European Fund - B Shares                                                   628263634
J.P. Morgan Fleming European Fund - C Shares                                                   628263337
J.P. Morgan Fleming European Fund - Select Shares                                              61741A103
J.P. Morgan Fleming European Fund - Institutional Shares                                       617340724
J.P. Morgan Fleming Tax Aware International Opportunities Fund - A Shares                      617449103
J.P. Morgan Fleming Tax Aware International Opportunities Fund - B Shares                      617449202
J.P. Morgan Fleming Tax Aware International Opportunities Fund - C Shares                      617449301
J.P. Morgan Fleming Tax Aware International Opportunities Fund - Institutional Shares          617449400
J.P. Morgan Short Term Bond Fund II - A Shares                                                 928374784
J.P. Morgan Short Term Bond Fund II - Select Shares                                            628263105
J.P. Morgan Short Term Bond Fund II - M Shares                                                 628263444
J.P. Morgan US Treasury Income Fund - A Shares                                                 928374602
J.P. Morgan US Treasury Income Fund - B Shares                                                 628263790
J.P. Morgan US Treasury Income Fund - Select Shares                                            628263113
J.P. Morgan Strategic Income Fund - A Shares                                                   628263535
J.P. Morgan Strategic Income Fund - B Shares                                                   628263527
J.P. Morgan Strategic Income Fund - C Shares                                                   628263519
J.P. Morgan Strategic Income Fund - Select Shares                                              628263485
J.P. Morgan Strategic Income Fund - M Shares                                                   628263493
J.P. Morgan Capital Growth Fund - A Shares                                                     928374800
J.P. Morgan Capital Growth Fund - B Shares                                                     628263774
J.P. Morgan Capital Growth Fund - C Shares                                                     928374644
J.P. Morgan Capital Growth Fund - Select Shares                                                628263626
J.P. Morgan H&Q Technology Fund - A Shares                                                     628263246
J.P. Morgan H&Q Technology Fund - B Shares                                                     628263238
J.P. Morgan H&Q Technology Fund - C Shares                                                     628263220
J.P. Morgan Focus Fund - A Shares                                                              628263576
J.P. Morgan Focus Fund - B Shares                                                              628263568
J.P. Morgan Focus Fund - C Shares                                                              628263550
J.P. Morgan Focus Fund - Select Shares                                                         628263543
J.P. Morgan Growth & Income Fund - A Shares                                                    928374701
J.P. Morgan Growth & Income Fund - B Shares                                                    628263782
J.P. Morgan Growth & Income Fund - C Shares                                                    928374651
J.P. Morgan Growth & Income Fund - Select Shares                                               628263618
J.P. Morgan Select Growth & Income Fund                                                        628263584
J.P. Morgan Fleming International Growth Fund - A Shares                                       628263170
J.P. Morgan Fleming International Growth Fund - B Shares                                       628263162
J.P. Morgan Fleming International Growth Fund - C Shares                                       628263154
J.P. Morgan Fleming Japan Fund - A Shares                                                      628263691
J.P. Morgan Fleming Japan Fund - B Shares                                                      628263642
J.P. Morgan Small Cap Equity Fund - A Shares                                                   628263675

J.P. Morgan Small Cap Equity Fund - B Shares                                                   628263667
J.P. Morgan Small Cap Equity Fund - Select Shares                                              628263592
J.P. Morgan Dynamic Small Cap Fund - A Shares                                                  928374727
J.P. Morgan Dynamic Small Cap Fund - B Shares                                                  928374719
J.P. Morgan Dynamic Small Cap Fund - C Shares                                                  928374669
J.P. Morgan Dynamic Small Cap Fund - Select Shares                                             628263451

MUTUAL FUND INVESTMENT TRUST                                                                  CUSIP NUMBER
----------------------------                                                                  ------------
J.P. Morgan Balanced Fund - A Shares                                                           62826M624
J.P. Morgan Balanced Fund - B Shares                                                           62826M816
J.P. Morgan Balanced Fund - C Shares                                                           62826M590
J.P. Morgan Balanced Fund - Select Shares                                                      62826M467
J.P. Morgan Core Equity Fund - A Shares                                                        62826M558
J.P. Morgan Core Equity Fund - B Shares                                                        62826M541
J.P. Morgan Core Equity Fund - C Shares                                                        62826M533
J.P. Morgan Core Equity Fund - Select Shares                                                   62826M442
J.P. Morgan Equity Growth Fund - A Shares                                                      62826M525
J.P. Morgan Equity Growth Fund - B Shares                                                      62826M517
J.P. Morgan Equity Growth Fund - C Shares                                                      62826M491
J.P. Morgan Equity Growth Fund - Select Shares                                                 62826M434
J.P. Morgan Equity Growth Fund II                                                              62826M640
J.P. Morgan Equity Income Fund - A Shares                                                      62826M582
J.P. Morgan Equity Income Fund - B Shares                                                      62826M574
J.P. Morgan Equity Income Fund - C Shares                                                      62826M566
J.P. Morgan Equity Income Fund - Select Shares                                                 62826M459
J.P. Morgan Mid Cap Growth Fund - A Shares                                                     62826M483
J.P. Morgan Mid Cap Growth Fund - B Shares                                                     62826M475

J.P. MORGAN SERIES TRUST                                                                      CUSIP NUMBER
------------------------                                                                      ------------
J.P. Morgan Tax Aware Small Company Opportunities Fund - A Shares                              616920666
J.P. Morgan Tax Aware Small Company Opportunities Fund - B Shares                              616920658
J.P. Morgan Tax Aware Small Company Opportunities Fund - C Shares                              616920641
J.P. Morgan Tax Aware Small Company Opportunities Fund - Select Shares                         616920716
J.P. Morgan Tax Aware US Equity Fund - A Shares                                                616920591
J.P. Morgan Tax Aware US Equity Fund - B Shares                                                616920583
J.P. Morgan Tax Aware US Equity Fund - C Shares                                                616920575
J.P. Morgan Tax Aware US Equity Fund - Select Shares                                           616920104
J.P. Morgan Tax Aware US Equity Fund - Institutional Shares                                    616920203
J.P. Morgan Global Healthcare Fund - A Shares                                                  616920633
J.P. Morgan Global Healthcare Fund - B Shares                                                  616920625
J.P. Morgan Global Healthcare Fund - C Shares                                                  616920617
J.P. Morgan Global Healthcare Fund - Select Shares                                             616920724

J.P. Morgan Global 50 Fund - A Shares                                                          616920690
J.P. Morgan Global 50 Fund - B Shares                                                          616920682
J.P. Morgan Global 50 Fund - C Shares                                                          616920674
J.P. Morgan Global 50 Fund - Select Shares                                                     616920708
J.P. Morgan Tax Aware Disciplined Equity Fund - Institutional Shares                           616920401
J.P. Morgan Tax Aware Enhanced Income Fund - A Shares                                          616920559
J.P. Morgan Tax Aware Enhanced Income Fund - Select Shares                                     616920849
J.P. Morgan Tax Aware Enhanced Income Fund - Institutional Shares                              616920856
J.P. Morgan SmartIndex Fund - Institutional Shares                                             616920864
J.P. Morgan Large Cap Growth Fund - Institutional Shares                                       616920880
J.P. Morgan Market Neutral Fund - A Shares                                                     616920468
J.P. Morgan Market Neutral Fund - B Shares                                                     616920450
J.P. Morgan Market Neutral Fund - Institutional Shares                                         616920872
J.P. Morgan California Bond Fund - A Shares                                                    616920567
J.P. Morgan California Bond Fund - Select Shares                                               616920500
J.P. Morgan California Bond Fund - Institutional Shares                                        616920609
J.P. Morgan Disciplined Equity Value Fund - Institutional Shares                               62826N697
J.P. Morgan Enhanced Income Fund - Ultra Shares                                                616920815
J.P. Morgan Enhanced Income Fund - Institutional Shares                                        616920823
J.P. Morgan US High Yield Bond Fund - A Shares                                                 616920526
J.P. Morgan US High Yield Bond Fund - B Shares                                                 616920518

J.P. MORGAN SERIES TRUST II                                                                   CUSIP NUMBER
---------------------------                                                                   ------------
J.P. Morgan International Opportunities Portfolio                                              616919502
J.P. Morgan Small Company Portfolio                                                            616919403
J.P. Morgan US Disciplined Equity Portfolio                                                    616919304
J.P. Morgan Bond Portfolio                                                                     616919205
J.P. Morgan Mid Cap Value Portfolio                                                            616919601

J.P. MORGAN INSTITUTIONAL FUNDS                                                               CUSIP NUMBER
-------------------------------                                                               ------------
J.P. Morgan Bond Fund - A Shares                                                               616918595
J.P. Morgan Bond Fund - B Shares                                                               616918587
J.P. Morgan Bond Fund - Select Shares                                                          616918637
J.P. Morgan Bond Fund - Institutional Shares                                                   616918504
J.P. Morgan Bond Fund - Ultra Shares                                                           616918553
J.P. Morgan Fleming International Opportunities Fund - A Shares                                616918579
J.P. Morgan Fleming International Opportunities Fund - B Shares                                616918561
J.P. Morgan Fleming International Opportunities Fund - Institutional Shares                    616918777
J.P. Morgan Fleming International Opportunities Fund - Select Shares                           616918629
J.P. Morgan US Equity Fund - A Shares                                                          616918660
J.P. Morgan US Equity Fund - B Shares                                                          616918652
J.P. Morgan US Equity Fund - C Shares                                                          616918645
J.P. Morgan US Equity Fund - Institutional Shares                                              616918702
J.P. Morgan US Equity Fund - Select Shares                                                     616918611

J.P. Morgan Global Strategic Income Fund - A Shares                                            616918397
J.P. Morgan Global Strategic Income Fund - B Shares                                            616918389
J.P. Morgan Global Strategic Income Fund - Institutional Shares                                616918785
J.P. Morgan Global Strategic Income Fund - Select Shares                                       616918538
J.P. Morgan Short Term Bond Fund - A Shares                                                    616918371
J.P. Morgan Short Term Bond Fund - Institutional Shares                                        616918405
J.P. Morgan Short Term Bond Fund - Select Shares                                               616918546
J.P. Morgan US Small Company Fund - Institutional Shares                                       616918801
J.P. Morgan US Small Company Fund - Select Shares                                              616918496
J.P. Morgan Fleming International Value Fund - A Shares                                        616918462
J.P. Morgan Fleming International Value Fund - B Shares                                        616918454
J.P. Morgan Fleming International Value Fund - Institutional Shares                            616918884
J.P. Morgan Fleming International Value Fund - Select Shares                                   616918488
J.P. Morgan Fleming Emerging Markets Equity Fund - A Shares                                    616918439
J.P. Morgan Fleming Emerging Markets Equity Fund - B Shares                                    616918421
J.P. Morgan Fleming Emerging Markets Equity Fund - Institutional Shares                        616918850
J.P. Morgan Fleming Emerging Markets Equity Fund - Select Shares                               616918470
J.P. Morgan Diversified Fund - Institutional Shares                                            616918876
J.P. Morgan Diversified Fund - Select Shares                                                   616918520
J.P. Morgan Disciplined Equity Fund - A Shares                                                 616918363
J.P. Morgan Disciplined Equity Fund - B Shares                                                 616918355
J.P. Morgan Disciplined Equity Fund - Institutional Shares                                     616918793
J.P. Morgan Disciplined Equity Fund - Select Shares                                            616918512

FLEMING MUTUAL FUND GROUP                                                                     CUSIP NUMBER
-------------------------                                                                     ------------
J.P. Morgan Small Cap Growth Fund - A Shares                                                   339128605
J.P. Morgan Small Cap Growth Fund - B Shares                                                   339128704
J.P. Morgan Small Cap Growth Fund - C Shares                                                   339128803
J.P. Morgan Small Cap Growth Fund - Institutional Shares                                       339128209
J.P. Morgan Small Cap Growth Fund - Select Shares                                              339183204
J.P. Morgan Mid Cap Value Fund - A Shares                                                      339128308
J.P. Morgan Mid Cap Value Fund - B Shares                                                      339128407
J.P. Morgan Mid Cap Value Fund - C Shares                                                      339128506
J.P. Morgan Mid Cap Value Fund - Institutional Shares                                          339128100
J.P. Morgan Mid Cap Value Fund - Select Shares                                                 339183105

J.P. MORGAN FUNDS                                                                             CUSIP NUMBER
-----------------                                                                             ------------
J.P. Morgan Fleming Emerging Markets Debt Fund - Select Shares                                 617340773
J.P. Morgan US Small Company Opportunities Fund - Select Shares                                617340781

MUTUAL FUND SELECT TRUST                                                                      CUSIP NUMBER
------------------------                                                                      ------------
J.P. Morgan New York Intermediate Tax Free Income Fund - A Shares                              62826P791
J.P. Morgan New York Intermediate Tax Free Income Fund - B Shares                              62826P783
J.P. Morgan New York Intermediate Tax Free Income Fund - Select Shares                         62826T603

J.P. Morgan New York Intermediate Tax Free Income Fund - Institutional Shares                  62826T884
J.P. Morgan Intermediate Tax Free Income Fund - Select Shares                                  62826T108
J.P. Morgan Intermediate Tax Free Income Fund - Institutional Shares                           62826T702
J.P. Morgan New Jersey Tax Free Income Fund - Select Shares                                    62826T405
J.P. Morgan Tax Free Income Fund - A Shares                                                    62826P825
J.P. Morgan Tax Free Income Fund - B Shares                                                    62826P817
J.P. Morgan Tax Free Income Fund - Select Shares                                               62826T504

MUTUAL FUND SELECT GROUP                                                                      CUSIP NUMBER
------------------------                                                                      ------------
J.P. Morgan Bond Fund II - A Shares                                                            62826P866
J.P. Morgan Bond Fund II - B Shares                                                            62826P858
J.P. Morgan Bond Fund II - Select Shares                                                       62826P775
J.P. Morgan Intermediate Bond Fund - A Shares                                                  62826P841
J.P. Morgan Intermediate Bond Fund - Select Shares                                             62826P767
J.P. Morgan Select Large Cap Growth Fund                                                       62826P403
J.P. Morgan Select Mid Cap Equity Fund                                                         62826P502
J.P. Morgan Select Small Cap Equity Fund                                                       62826P601
J.P. Morgan Select Balanced Fund                                                               62826P106
J.P. Morgan Select Equity Income Fund                                                          62826P205
J.P. Morgan Select International Equity Fund - A Shares                                        616920484
J.P. Morgan Select International Equity Fund - B Shares                                        616920476
J.P. Morgan Select International Equity Fund - Institutional Shares                            616920492
J.P. Morgan Select International Equity Fund - Select Shares                                   62826P700
J.P. Morgan Select Large Cap Equity Fund                                                       62826P304

MUTUAL VARIABLE ANNUITY TRUST                                                                 CUSIP NUMBER
-----------------------------                                                                 ------------
Vista Capital Advantage Variable Annuity Capital Growth Portfolio                              62826R201
Vista Capital Advantage Variable Annuity Growth & Income Portfolio                             62826R300
Vista Capital Advantage Variable Annuity International Equity Portfolio                        62826R102
Vista Capital Advantage Variable Annuity Asset Allocation Portfolio                            62826R409
Vista Capital Advantage Variable Annuity Money Market Portfolio                                62826R607
Vista Capital Advantage Variable Annuity US Government Income Portfolio                        62826R508


J.P. MORGAN CHASE & CO. SOLELY WITH RESPECT TO EACH ACCOUNT REGISTERED IN THE NAME OF J.P. MORGAN CHASE BANK NA (OR AN AFFILIATE), SPECIAL ACCT. BENEFIT OF CLIENTS ATTN: KEN FAITH IN THE FOLLOWING

AMERICAN CENTURY FUNDS(1)                                                                     CUSIP NUMBER
-------------------------                                                                     ------------
American Century Ultra Fund                                                                    25083882
American Century Select Fund                                                                   25083502
American Century International Growth Fund                                                     25086109
American Century International Discovery Fund                                                  25086505
American Century Value Fund                                                                    25076506

----------
(1) Sub-accounting Services only.

American Century California Tax Free Money Market Fund                                         25075300
American Century Florida Municipal Money Market Fund                                           24934200
American Century California Intermediate Tax Free Fund                                         25075508
American Century GNMA Fund                                                                     25081605
American Century California High Yield Municipal Fund                                          25075201
American Century Florida Intermediate Term Municipal Fund                                      24934309
American Century California Municipal Money Market Fund                                        25075102
American Century Heritage Fund                                                                 25083791
American Century Equity Income Fund                                                            25076100
American Century California Long Term Tax Free Fund                                            25075607
American Century High Yield Bond Fund                                                          25083445
American Century Real Estate Fund                                                              25076886
American Century Growth Fund                                                                   25083106
American Century Small Cap Value Fund                                                          25076852